Fieldstone Merlin Dynamic Large Cap Growth ETF
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF
Fieldstone UVA Dividend Value ETF

(NYSE ARCA: FMDG), (NYSE ARCA: FFIU), (NYSE ARCA: FFDV)

Each a series of the
Spinnaker ETF Trust

PROSPECTUS
August 18, 2017
(as supplemented September 7, 2017)

This prospectus contains information about the Fieldstone Merlin Dynamic Large Cap Growth ETF, Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF, and the Fieldstone UVA Dividend Value ETF that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Page

SUMMARY SECTION	1
FIELDSTONE MERLIN DYNAMIC LARGE CAP GROWTH ETF	1
FIELDSTONE UVA UNCONSTRAINED MEDIUM-TERM FIXED INCOME ETF	9
FIELDSTONE UVA DIVIDEND VALUE ETF	19
INTRODUCTION	28
MORE INFORMATION ABOUT THE FUNDS	29
ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES	29
FIELDSTONE MERLIN DYNAMIC LARGE CAP GROWTH ETF	29
FIELDSTONE UVA UNCONSTRAINED MEDIUM-TERM FIXED INCOME ETF	30
FIELDSTONE UVA DIVIDEND VALUE ETF	31
ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS	35
SECONDARY INVESTMENT STRATEGIES	54
ADDITIONAL RISK CONSIDERATIONS	54
MANAGEMENT	59
PURCHASE AND REDEMPTION OF SHARES	63
HOW TO BUY AND SELL SHARES	64
FREQUENT PURCHASES AND REDEMPTIONS	67
FUND SERVICE PROVIDERS	68
FEDERAL INCOME TAXATION	68
OTHER INFORMATION	72
FINANCIAL HIGHLIGHTS	73

SUMMARY SECTION
Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund")
Investment Objective
The investment objective of the Fund is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you will incur if you own shares of the Fund.
Annual Fund Operating Expenses
(ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	0.93%
Total Annual Fund Operating Expenses	1.43%
Fee Waiver and/or Expense Limitation[2]	0.63%
Net Annual Fund Operating Expenses	0.80%

[1]	Other expenses" are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund's net assets.
[2]
The Sub-Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of those expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 0.80% of the average daily net assets of the Fund through August 31, 2018. The Expense Limitation Agreement may not be terminated prior to that date. The Sub-Adviser cannot recoup from the Fund any amounts paid by the Sub-Adviser under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

Example
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows.
This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
One Year	Three Years
$82	$390

Portfolio Turnover The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As the Fund has not yet commenced operation, there is no portfolio turnover to report.
1

Principal Investment Strategies
The Fund seeks to achieve its investment objective of  long term capital appreciation by investing principally in large cap growth securities of any kind, and, under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. The Fund defines "large cap growth" securities as those issued by companies with public stock market capitalizations similar to those of companies constituting the Russell 1000 Growth® Index, which as of December 31, 2016, was between $394.9 million and $634.4 billion, and which Merlin Capital, LLC d/b/a Merlin Asset Management ("Merlin") believes have above average expected long term earnings growth.
The Fund will invest in the stock of 25 large cap growth firms selected by Merlin as being, in the opinion of Merlin, among the most favorable growth opportunities, regardless of industry or sector.  To achieve this, Merlin will seek to identify firms that 1) it believes will have an above average return on equity compared to other large cap firms; 2) are capable of sustainable earnings growth that Merlin believes will outpace that of the broader market; and 3) trade at an attractive price in comparison to its expected earnings growth.  All holdings will be individual US-listed equity securities, with market capitalization typically above $5 billion.
The process of selecting favorable investment opportunities with a 3-5 year outlook is a comprehensive multivariate approach combining bottom-up, top-down and quantitative evaluation combined with a macroeconomic overlay.
The Fund's growth strategy is driven by individual stock selection and may be over weighted or underweighted in (or has no exposure to) in specific sectors during any period of time. Merlin screens companies based on a variety of fundamental equity characteristics, including historical and expected rates of earnings growth. Companies with potential above average expected growth in earnings are then considered in further steps of the investing process. The Fund will primarily invest in the following sectors: consumer discretionary, health care, financials, industrials and information technology.
Merlin expects that, under normal market conditions, the holdings of the Fund will be equally allocated across all holdings.  In the event that individual securities' performance results in an unequal allocation across the portfolio, Merlin expects to periodically rebalance the portfolio to achieve an equal allocation.
Principal Investment Risks
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. See also the sections "Additional Information about the Fund's Principal Investment Risks" and "Additional Risk Considerations" for additional information about the Fund's risk factors. Unlike many ETFs, the Fund is not an index-based ETF.
2

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-US shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market, although the Merlin Asset Management investment process includes an appropriate liquidity screen.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an "Authorized Participant" (as defined in the Creations and Redemptions section of the Fund's prospectus (the "Prospectus")) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.
Factor Risk. The Fund seeks to provide exposure to large-capitalization stocks based on certain quantitative investment characteristics ("factors"), including, but not limited to, cash earnings, earnings variability, leverage, price-to-book ratio and market capitalization. There can be no assurance that targeting exposure to such investment factors will enhance the Fund's performance over time. It is expected that targeting exposure to such investment factors will detract from performance in some market environments, perhaps for extended periods. In such circumstances, Merlin will seek to maintain exposure to the targeted investment factors and will not adjust the Fund's investment process to target different factors.
3

Financials Sector Risk. Companies in the financials sector are subject to governmental regulation and government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent legislation on the financials sector cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. and other governments and may face future government-imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies, in particular, may be subject to severe price competition, which may have an adverse impact on their profitability.
Fluctuation of Net Asset Value Risk. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the "NYSE Arca"). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund's holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Growth Companies Risk. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies or "growth securities" have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, and dividends can help cushion stock prices in market downturns, and reduce potential losses. The Fund's investments in stocks of growth companies may cause the portfolio of the Fund to be more volatile than the portfolio of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.
4

Healthcare Sector Risk. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Investment Risk. Since the Fund will hold investments with fluctuating market prices, the value of the Fund's Shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. An investor can lose money by investing in the Fund.
5

Investment Exposure Risk. Merlin considers certain investment factors in seeking to implement the Fund's investment program. Merlin will not attempt to consider factors outside of these targeted investment factors or take defensive positions under any market conditions, including declining markets. The Fund could lose money as a result of targeting its exposure to equity markets.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.
Large Capitalization Risk. Large capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large capitalization securities is less than for other types of investments — for example small capitalization securities— the Fund's performance could be affected.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by Merlin will not produce the desired results, and that securities selected by Merlin may underperform the market or any relevant benchmark. Merlin's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on the Fund's investments. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to Merlin in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. Given the high level of transparency of the Fund's holdings, Merlin believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. Any of these factors, among others, may lead to the fund's shares trading at a premium or discount to NAV.
New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs, which may limit its effectiveness.
New Fund Risk. The Fund was formed in 2017. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
6

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Quantitative Methodology Risk. The Sub-Adviser relies on a quantitative methodology to assess the criteria of issuers to be included in the Fund's portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Fund Performance
This section provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns compare to that of a broad-based securities market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/425.htm.
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.
Investment Adviser and Sub-Adviser
OBP Capital, LLC is the investment adviser to the Fund ("OBP" or the "Adviser"). Merlin Capital, LLC d/b/a Merlin Asset Management ("Merlin") is the Sub-Adviser to the Fund.
7

Portfolio Manager
Michael Obuchowski, Ph.D. is the Fund's portfolio manager who is primarily responsible for the day-to-day management of the Fund's portfolio and has managed the Fund since its inception in August 2017.
Purchase and Redemption of Shares
The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the "Distributor").
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol FMDG, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.
Tax Information
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), OBP, Merlin or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
8

Fieldstone UVA Unconstrained Medium-Term
Fixed Income ETF (the "Fund")

Investment Objective
The Fund's investment objective is to seek current income with limited risk to principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares").
Annual Fund Operating Expenses
(ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses[1]	0.93%
Acquired Fund Fees and Expenses[1,2]	0.05%
Total Annual Fund Operating Expenses	1.23%
Fee Waiver and/or Expense Limitation[3]	0.73%
Net Annual Fund Operating Expenses	0.50%
[1]	"Other expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund's net assets.
[2]
"Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund.

[3]
The Sub-Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of those expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Comapny Act of 1940) to not more than 0.45% of the average daily net assets of the Fund through August 31, 2018. The Expense Limitation Agreement may not be terminated prior to that date. The Sub-Adviser cannot recoup from the Fund any amounts paid by the Sub-Adviser under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

Example
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows.
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

9

One Year	Three Years
$51	$318

Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund's performance. As the Fund has not yet commenced operation, there is no portfolio turnover to report.
Principal Investment Strategies
The Fund seeks to achieve its investment objective of current income by investing principally in fixed income securities of any kind, and, under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. Fixed income securities include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Sub-Adviser interprets the term "fixed income security" broadly as any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.
Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated BB or better by either Moody's or S&P and unrated securities considered by the Sub-Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below BB and those that are unrated but determined by the Sub-Adviser to be of comparable credit quality ("the 20% bucket"). Those instruments include high yield, high risk bonds, commonly known as junk bonds, that are rated below BB by both Moody's and S&P. The Sub-Adviser considers all mortgage-backed securities to be eligible for purchase regardless of their credit rating or lack thereof, and such securities, if present in the Fund, do not count toward "the 20% bucket."
Within the limits of the 20% bucket described above, the Fund may invest in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations (including foreign hybrid securities); asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including collateralized debt obligations ("CLOs"); preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.
10

The average maturity or duration of the Fund's portfolio of fixed income securities will vary based on the Sub-Adviser's assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund's portfolio so that it has a dollar-weighted average effective duration of between four and seven years, under normal circumstances. The Fund may invest in individual securities of any maturity or duration.
The Sub-Adviser monitors the duration of the Fund's portfolio securities to seek to assess and, in its discretion, adjust the Fund's exposure to interest rate risk. The Sub-Adviser may seek to manage the dollar-weighted average effective duration of the Fund's portfolio through the use of derivatives such as futures contracts and to manage interest rate risk via inverse floaters and interest rate swaps. The Fund may incur costs in implementing duration management and interest rate risk strategies, and there can be no assurance that the Fund will engage in duration management or interest rate risk strategies or that any duration management or interest rate risk strategy employed by the Fund will be successful.
The Fund may also invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser and its affiliates. Such instruments are eligible for unlimited purchase if rated BB or better by Moody's or S&P.  If rated lower than BB by both Moody's and S&P, then such instruments fall into "the 20% bucket."
Principal Investment Risks
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. See also the sections "Additional Information about the Fund's Principal Investment Risks" and "Additional Risk Considerations" for additional information about the Fund's risk factors. Unlike many ETFs, the Fund is not an index-based ETF.
Investment Risk. Since the Fund will hold investments with fluctuating market prices, the value of the Fund's Shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. An investor can lose money by investing in the Fund.
Affiliated Fund Risk. Due to their own financial interest or other business considerations, the Sub-Advisers may have an incentive to invest a portion of a Fund's assets in investment companies sponsored or managed by the Sub-Advisers or their related parties in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Sub-Advisers may have an incentive to delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Sub-Advisers or their related parties.  However, the Sub-Advisers are fiduciary to the Funds and are legally obligated to act in their best interest when selecting underlying funds.
11

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and Share price.
Derivatives Risk. An investment in derivatives may not perform as anticipated by the Sub-Adviser, may not be able to be closed out at a favorable time or price, or may increase the Fund's volatility. Derivatives may also create investment leverage, and, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment. In addition, when a derivative is used for hedging purposes, it may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
1)
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase the Fund's exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its "quantitative easing" policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond investments at any given time.
Changes in interest rates may also affect the Fund's share price; a sharp rise in interest rates could cause the Fund's share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security's sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security's price sensitivity to changes in interest rates.
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Inflation-Indexed Bond Risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund's portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.
Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
U.S. Government Securities Risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Call/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.
Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.
Preferred Securities Risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer's call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
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Mortgage- and Asset-Backed Securities Risk. In addition to other risks commonly associated with investing in debt securities, MBS are subject to "prepayment risk" and "extension risk." Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. MBS are priced with an expectation of some anticipated level of prepayment of principal. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. MBS are also subject to the risk of default on the underlying mortgages, particularly during periods of economic downturn. Reduced investor demand for mortgage loans and mortgage- related securities may adversely affect the liquidity and market value of MBS. The risks associated with investing in ABS are similar to those associated with investing in MBS. ABS also entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, certain ABS are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs, which may limit its effectiveness.
New Fund Risk. The Fund was formed in 2017. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Loan Risk. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund's ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.
Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.
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Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries, i.e., countries that major international financial institutions generally consider to be less economically mature than developed nations. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Emerging markets countries may have relatively unstable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Risk. The Fund's investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar, affecting the U.S. dollar value of the Fund's assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes.
Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise permitted by the Securities and Exchange Commission (the "SEC"), the Fund may acquire shares in other investment companies, including ETFs and business development companies. The market value of the shares of other investment companies may be less than their net asset values ("NAVs"). As an investor in investment companies, the Fund would bear its ratable share of that entity's expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.
Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser's decisions relating to the Fund's duration will also affect the Fund's yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund's yield at times could lag those of other similarly managed funds.
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Fluctuation of Net Asset Value Risk. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the "NYSE Arca"). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund's holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Risk of Cash Transactions. In certain instances, unlike most ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's Shares than for more conventional ETFs.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in services sectors is likely to have a negative impact on economies of certain developed countries. Many developed countries experienced a significant economic slowdown during the financial crisis that began in 2007. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
On March 29, 2017, the United Kingdom (the "UK") notified the European Council, in accordance with Article 50(2) of the Treaty on European Union ("Article 50"), of the UK's intention to withdraw from the European Union (the "EU"). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK's withdrawal from the EU, taking into account the framework for the UK's future relationship with the EU. In accordance with Article 50 the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time.
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Swaps Risk. The Fund expects to use cleared and over-the-counter ("OTC") swap agreements, which involve liquidity, interest rate, investment, credit/default and management risks, as well as the potential for mispricing or valuation complexity. Changes in the value of the swap agreement may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of swap agreements may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter swap agreements are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For swap agreements traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself.
Quantitative Methodology Risk. The Sub-Adviser relies on a quantitative methodology to assess the criteria of issuers to be included in the Fund's portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.
Fund Performance
This section provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns compare to that of a broad-based securities market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/426.htm.
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.
Investment Adviser and Sub-Adviser
OBP Capital, LLC is the investment adviser to the Fund ("OBP" or the "Adviser"). Universal Value Advisors is the Sub-Adviser to the Fund.
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Portfolio Managers
Robert Barone and Joshua Barone are the Fund's portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and have managed the Fund since its inception in August 2017.
Purchase and Redemption of Shares
The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the "Distributor").
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol FFIU, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.
Tax Information
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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Fieldstone UVA Dividend Value ETF (the "Fund")
Investment Objective
The Fund's investment objective is to seek positive returns and protection of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares").
Annual Fund Operating Expenses
(ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.93%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or Expense Limitation[2]	0.88%
Net Annual Fund Operating Expenses	0.80%

1.  Other expenses" are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund's net assets.
2 The Sub-Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of those expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 0.80% of the average daily net assets of the Fund through August 31, 2018. The Expense Limitation Agreement may not be terminated prior to that date. The Sub-Adviser cannot recoup from the Fund any amounts paid by the Sub-Adviser under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.
Example
You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the Example that follows.
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
One Year	Three Years
$82	$444

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Portfolio Turnover
As the Fund has not yet commenced operation, there is no portfolio turnover to report.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing principally in dividend-paying securities, and under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. The Sub-Adviser selects equity securities that it believes are out of favor and undervalued. The Sub-Adviser then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value. The Fund considers "dividend-paying equity securities" to be securities of companies that declare and pay cash dividends on at least an annual basis.

The Sub-Adviser selects equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of any market capitalization. The Fund may invest in both domestic and foreign securities. The Fund will primarily invest in the following sectors: consumer discretionary, financials, consumer staples, health care, energy, industrials, utilities and information technology.

While most assets will be invested in common stocks that pay dividends, the Fund may employ other strategies that are not considered part of the Fund's principal investment strategies. The Fund may invest up to 20% of its net assets in futures, options and options on futures; cash and cash equivalents; other investment companies; and in other securities and instruments, which the Sub-Adviser believes will help the Fund achieve its investment objective. Further information on these various other strategies can be found under the section of this prospectus titled: "Additional Information on Principal Investment Strategies."

A typical portfolio will have all of the S&P 500 sectors represented as shown in the table below. However, the Fund is unrestricted in what percentage of assets each sector represents, and even what percentage an individual equity security, investment company fund, or ETF represents in a particular sector or in the Fund. Under normal market conditions, the Fund does not expect to deviate from these weightings by more than 5%; meaning that, for example, Sectors with weightings of less than 5% below may be reallocated to zero.

S&P 500 Sectors	Typical Weight of S&P 500	Typical Weight for Fund
Consumer Discretionary	12.5%	10.0%
Consumer Staples	9.4%	10.5%
Energy	6.0%	9.2%
Financials	13.7%	15.8%
Health Care	13.9%	12.3%
Industrials	10.2%	11.6%
Information Technology	23.2%	13.6%

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S&P 500 Sectors	Typical Weight of S&P 500	Typical Weight for Fund
Materials	2.8%	1.5%
Telecommunication Services	2.2%	1.5%
Utilities	3.3%	3.0%
Real Estate	2.9%	0.0%
Funds/ETFs*	0.0%	2.0%
Cash*	0.0%	9.0%
	100.0%	100.0%
* Not sectors in the S&P 500 Index.

Principal Investment Risks
Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. See also the sections "Additional Information about the Fund's Principal Investment Risks" and "Additional Risk Considerations" for additional information about the Fund's risk factors. Unlike many ETFs, the Fund is not an index-based ETF.
Affiliated Fund Risk. Due to their own financial interest or other business considerations, the Sub-Advisers may have an incentive to invest a portion of a Fund's assets in investment companies sponsored or managed by the Sub-Advisers or their related parties in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Sub-Advisers may have an incentive to delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Sub-Advisers or their related parties.  However, the Sub-Advisers are fiduciary to the Funds and are legally obligated to act in their best interest when selecting underlying funds.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs, which may limit its effectiveness.
New Fund Risk. The Fund was formed in 2017. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
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Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.
Financials Sector Risk. Companies in the financials sector are subject to governmental regulation and government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent legislation on the financials sector cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. and other governments and may face future government-imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies, in particular, may be subject to severe price competition, which may have an adverse impact on their profitability.
Foreign Securities Risk. Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund's investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.
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Futures and Derivatives Risk. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract's underlying assets. The use of futures or other derivatives, if any, exposes the Fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the Fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.
Hedging Transactions Risk.   Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions' value.   Such hedging transactions also limit the opportunity for gain if the value of the portfolio positions should increase.   Moreover, it may not be possible for the Fund to hedge against a fluctuation at a price sufficient to protect the Fund's assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.   For example, the cost of options is related, in part, to the degree of volatility of the underlying securities. Accordingly, options on highly volatile securities may be more expensive than options on other securities and of limited utility in hedging against fluctuations in those securities.   The Sub-Adviser is not obligated to establish hedges for portfolio positions and may not do so. To the extent that hedging transactions are effected, their success is dependent on the Sub-Adviser's ability to correctly predict movements in the direction of currency and interest rates and the equity markets or sectors thereof.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in the affected region.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.
Large Capitalization Risk. Large capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large capitalization securities is less than for other types of investments - for example small capitalization securities - the Fund's performance could be affected.Small Companies Risk. The Fund may invest in small and/or unseasoned companies with small market capitalizations. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification, and competitive strength of larger companies.   In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies.   As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.
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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. Given the high level of transparency of the Fund's holdings, the Sub-Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities may fail to appreciate for long periods of time and may never realize their full potential value. Value securities have generally performed better than non-value securities during periods of economic recovery. Value securities may go in and out of favor over time.
Commodity Risk. Companies whose performance is reflected in the Fund's portfolio may be adversely affected by changes or trends in commodity prices. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
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Energy Sector Risk. The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
Healthcare Sector Risk. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
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Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Fund Performance
This section provides an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns compare to that of a broad-based securities market index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/427.htm.
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.
Investment Adviser and Sub-Adviser
OBP Capital, LLC is the investment adviser to the Fund ("OBP" or the "Adviser"). Universal Value Advisors is the Sub-Adviser to the Fund.
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Portfolio Managers
Robert Barone and Joshua Barone are the Fund's portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and have managed the Fund since its inception in August 2017.
Purchase and Redemption of Shares
The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the "Distributor").
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol FFDV, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.
Tax Information
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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INTRODUCTION – SPINNAKER ETF TRUST
Spinnaker ETF Trust (the "Trust") is an investment company currently consisting of multiple separate exchange-traded funds. This Prospectus relates to the Fieldstone Merlin Dynamic Large Cap Growth ETF, Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF, and the Fieldstone UVA Dividend Value ETF (each a "Fund" and together, the "Funds"). OBP Capital, LLC ("OBP" or the "Adviser") is the Adviser to the Funds. Merlin Capital, LLC d/b/a Merlin Asset Management ("Merlin") is the Sub-Advisor to the Fieldstone Merlin Dynamic Large Cap Growth ETF, and Universal Value Advisors ("UVA") is the Sub-Adviser to the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF, and the Fieldstone UVA Dividend Value ETF.
Each Fund's Shares are listed on the NYSE Arca, Inc. (the "NYSE Arca"). Each Fund's Shares trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for portfolio securities, and each Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.
FIELDSTONE MERLIN DYNAMIC LARGE CAP GROWTH ETF
Investment Objective
The Fund seeks long-term capital appreciation.
The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees upon 60 days' prior notice to shareholders.
FIELDSTONE UVA UNCONSTRAINED MEDIUM-TERM FIXED INCOME ETF
Investment Objective
The Fund seeks current income with limited risk to principal.
The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees upon 60 days' prior notice to shareholders.
FIELDSTONE UVA DIVIDEND VALUE ETF
Investment Objective
The Fund seeks positive returns and protection of capital.
The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees upon 60 days' prior notice to shareholders.
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MORE INFORMATION ABOUT THE FUNDS
Additional Information on Principal Investment Strategies
The Funds are actively managed ETFs and, thus, do not seek to replicate the performance of a specified index. Accordingly, the management teams have discretion on a daily basis to manage the Funds' portfolios in accordance with the Funds' investment objectives.
The Funds' investment objectives are non-fundamental policies and may be changed without shareholder approval.
Fieldstone Merlin Dynamic Large Cap Growth ETF
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in 25 large cap growth firms that Merlin believes represent the most favorable growth opportunities, regardless of the industry or sector they are in. The Fund defines "large cap growth" securities as those issued by companies with public stock market capitalizations similar to those of companies constituting the Russell 1000 Growth® Index, which as of December 31, 2016, was between $394.9 million and $634.4 billion, and which Merlin believes have above average expected long term earnings growth. The Fund's investment policy may be changed by the Fund's Board upon 60 days' notice to shareholders. OBP has entered into a sub-advisory agreement with Merlin Capital, LLC d/b/a Merlin Asset Management, pursuant to which Merlin provides portfolio management services to the Fund.
The Fund's process of selecting superior companies with a 3-5 year outlook is a comprehensive multivariate approach combining bottom-up, top-down and quantitative evaluation combined with a macroeconomic overlay. Companies that pass this structured selection process are characterized by high levels of profitability and earnings growth, high quality and predictable earnings and shares that trade at a reasonable valuation relative to their expected earnings growth rates.
The Fund's growth strategy is driven by individual stock selection and may be over weighted or underweighted in (or has no exposure to) in specific sectors during any period of time. All holdings will initially be equally weighted and will periodically be rebalanced to equal weights. Merlin screens companies based on a variety of fundamental equity characteristics, including historical and expected rates of earnings growth. Companies with potential above average expected growth in earnings are then considered in further steps of the investing process. The Fund will primarily invest in the following sectors: consumer discretionary, health care, financials, industrials and information technology.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of Merlin, is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, Merlin will not seek to actively time market movements.
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An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, Merlin or any of its affiliates.
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF
The Fund seeks to achieve its investment objective of current income by investing principally in fixed income securities of any kind, and, under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. Fixed income securities include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Sub-Adviser interprets the term "fixed income security" broadly as any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.
Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated BB or better by either Moody's or S&P and unrated securities considered by the Sub-Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below BB and those that are unrated but determined by the Sub-Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as junk bonds, that are rated below BB by both Moody's and S&P. The Sub-Adviser considers all mortgage-backed securities to be eligible for purchase regardless of their credit rating or lack thereof, and such securities, if present in the Fund, do not count toward "the 20% bucket."
Within the limits of the 20% bucket described above, the Fund may invest in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations (including foreign hybrid securities); asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.
The average maturity or duration of the Fund's portfolio of fixed income securities will vary based on the Sub-Adviser's assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund's portfolio so that it has a dollar-weighted average effective duration of between four and seven years, under normal circumstances. Duration may be lower than four years or higher than seven years depending on market conditions. Modified Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security's price to changes in interest rates. Effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund's investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund's investment portfolio will not fall outside of the duration targets at any time. The Fund may invest in individual securities of any maturity or duration.
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The Sub-Adviser monitors the duration of the Fund's portfolio securities to seek to assess and, in its discretion, adjust the Fund's exposure to interest rate risk. The Sub-Adviser may seek to manage the dollar-weighted average effective duration of the Fund's portfolio through the use of derivatives such as futures contracts and to manage interest rate risk via inverse floaters and interest rate swaps such assets fall into "the 20% bucket." The Fund may incur costs in implementing duration management and interest rate risk strategies, and there can be no assurance that the Fund will engage in duration management and interest rate risk strategies or that any duration management and interest rate risk strategy employed by the Fund will be successful.
The Fund may also invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser and its affiliates. Such instruments are eligible for unlimited purchase if rated BB or better by Moody's or S&P.  If rated lower than BB by both Moody's and S&P, then such instruments fall into "the 20% bucket."
Fieldstone UVA Dividend Value ETF
The Fund seeks to achieve its investment objective by investing principally in dividend-paying securities, and under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. The Sub-Adviser selects equity securities that it believes are out of favor and undervalued. The Sub-Adviser then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value. The Fund considers "dividend-paying equity securities" to be securities of companies that declare and pay cash dividends on at least an annual basis.

The Sub-Adviser selects equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants. The Fund may invest in companies of any market capitalization. The Fund may also invest in both domestic and foreign securities. The Fund will primarily invest in the following sectors: consumer discretionary, financials, consumer staples, health care, energy, industrials, utilities, and information technology.

The Sub-Adviser's investment philosophy begins with an understanding of macroeconomic trends and the complex driving forces in the global marketplace, which helps the firm set geographic, industry and sector parameters for investing in publicly traded securities. This understanding stems from the Sub-Adviser's well-qualified principals, including a portfolio manager who holds a Ph.D. in economics. After these parameters have been established, the Sub-Adviser then uses a proprietary algorithm to sift through quantitative investment data and pinpoint what it believes to be the most undervalued investment opportunities in the market. The firm's data-driven approach is combined with individual analysis from the Sub-Adviser's research analysts who assess each investment opportunity, investigating everything from a company's management structure to new product lines, cash flow projections, debt levels and industry trends. The Sub-Adviser subscribes to a modified Graham and Dodd approach to investing that targets value in the market, analyzing not only what companies to invest in, but what price to pay.

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While most assets will be invested in common stocks that pay dividends, the Fund may employ other strategies that are not considered part of the Fund's principal investment strategies.
The Fund may invest up to 20% of its net assets in futures, options and options on futures; cash and cash equivalents; other investment companies; and in other securities and instruments, which the Sub-Adviser believes will help the Fund achieve its investment objective. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market.

In seeking to meet its investment objective, Fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following describes various types of Fund holdings and investment management practices.

Diversification. As a fundamental policy, the Fund will not purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described as follows.

Common Stocks. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities and Warrants. Investments may be made in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features.

Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

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Foreign Securities. Investments may be made in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S.

The Fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the Fund's investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Fund investments in foreign securities are limited to 25% of total assets. Subject to the overall limit on Fund investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Futures and Options. Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, may be used to generate additional income to enhance return or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option) to sell, an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or "writer") of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in foreign currencies; as an efficient means of increasing or decreasing the Fund's exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The Fund may choose to continue a futures contract by "rolling over" an expiring futures contract into an identical contract with a later maturity date. This could increase the Fund's transaction costs and portfolio turnover rate.

Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund's net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments. Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Fund investments in hybrid instruments are limited to 5% of total assets.

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Currency Derivatives. Funds that invest in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the Fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Fund were to engage in any of these foreign currency transactions, it could serve to protect the Fund's foreign securities from adverse currency movements relative to the U.S. dollar, although the Fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the Fund could be invested in a currency without holding any securities denominated in that currency.

Investments in Other Investment Companies. The Fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds. The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company's portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund's objective and investment program.

A typical portfolio will have all of the S&P 500 sectors represented as shown in the table below. The Fund is unrestricted in what percentage of assets each sector represents, and even what percentage an individual equity security, investment company fund, or ETF represents in a particular sector or in the Fund.

S&P 500 Sectors	Typical Weight of S&P 500	Typical Weight of Fund
Consumer Discretionary	12.5%	10.0%
Consumer Staples	9.4%	10.5%
Energy	6.0%	9.2%
Financials	13.7%	15.8%
Health Care	13.9%	12.3%
Industrials	10.2%	11.6%
Information Technology	23.2%	13.6%
Materials	2.8%	1.5%
Telecommunication Services	2.2%	1.5%
Utilities	3.3%	3.0%
Real Estate	2.9%	0.0%
Funds/ETFs	0.0%	2.0%

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S&P 500 Sectors	Typical Weight of S&P 500	Typical Weight of Fund
Cash	0.0%	9.0%
	100.0%	100%
Additional Information on Principal Investment Risks
Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. See also the sections "Additional Information about the Fund's Principal Investment Risks" and "Additional Risk Considerations" for additional information about the Fund's risk factors. Unlike many ETFs, the Fund is not an index-based ETF.
Principal Investment Risks by Fund
Risk	Fieldstone Merlin Dynamic Large Cap Growth ETF	Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	Fieldstone UVA Dividend Value ETF
American Depositary Receipt Risk	●
Affiliated Fund Risk		●	●
Asset Class Risk	●
Authorized Participant Concentration Risk	●
Call/Prepayment Risk		●	●
Commodity Risk			●
Consumer Discretionary Sector Risk	●		●
Consumer Staples Sector Risk			●
Credit/Default Risk		●	●
Derivatives Risk		●	●
1) Futures Risk		●
Emerging Markets Risk		●	●
Energy Sector Risk			●
Equity Securities Risk	●		●
Factor Risk	●
Financials Sector Risk	●		●
Fluctuation of Net Asset Value Risk	●	●	●
Foreign Currency Risk		●	●
Foreign Investment Risk		●	●
Foreign Securities Risk			●
Futures and Derivatives Risk			●
Geographic Risk			●
Growth Companies Risk	●
Healthcare Sector Risk	●		●
Hedging Transactions Risk			●

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Principal Investment Risks by Fund
Income Risk		•	•
Industrials Sector Risk	•		•
Information Technology Sector Risk	•		•
Inflation-Indexed Bond Risk		•	•
Interest Rate Risk		•	•
Investment Exposure Risk	•
Investment Risk	•	•	•
Issuer Risk	•	•	•
Junk Bond Risk		•	•
Large Capitalization Risk	•		•
Loan Risk		•	•
Management Risk	•	•	•
Market Risk	•
Market Trading Risk	•		•
Mortgage- and Asset-Backed Securities Risks		•	•
New Adviser Risk	•	•	•
New Fund Risk	•	•	•
Operational Risk	•	•
Preferred Securities Risk		•	•
Quantitative Methodology Risk	•	•	•
Restricted Securities Risk		•	•
Risk of Cash Transactions		•	•
Risk of Investing in Developed Countries		•
Risk of Investment in Other Investment Companies		•	•
Securities Lending Risk	•	•
Small Companies Risk			•
Swaps Risk		•	•
U.S. Government Securities Risk		•	•
Utilities Sector Risk			•
Valuation Risk		•
Value Securities Risk			•
American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-US shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market, although the Merlin Asset Management investment process includes an appropriate liquidity screen.
Asset Class Risk. The securities and other assets in the Fund's portfolio may underperform other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors, including, among other things, inflation, interest rates, productivity, global demand for local products or resources, regulation and governmental controls.
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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Affiliated Fund Risk. Due to their own financial interest or other business considerations, the Sub-Advisers may have an incentive to invest a portion of a Fund's assets in investment companies sponsored or managed by the Sub-Advisers or their related parties in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Sub-Advisers may have an incentive to delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Sub-Advisers or their related parties.  However, the Sub-Advisers are fiduciary to the Funds and are legally obligated to act in their best interest when selecting underlying funds.
Call/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.
Commodity Risk. Companies whose performance is reflected in the Fund's portfolio may be adversely affected by changes or trends in commodity prices. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
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Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and Share price.
Derivatives Risk. An investment in derivatives may not perform as anticipated by the Sub-Adviser, may not be able to be closed out at a favorable time or price, or may increase the Fund's volatility. Derivatives may also create investment leverage, and, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment. In addition, when a derivative is used for hedging purposes, it may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
1)
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Financials Sector Risk. Companies in the financials sector are subject to governmental regulation and government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent legislation on the financials sector cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. and other governments and may face future government-imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies, in particular, may be subject to severe price competition, which may have an adverse impact on their profitability.
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Growth Companies Risk. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies or "growth securities" have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, and dividends can help cushion stock prices in market downturns, and reduce potential losses. The Fund's investments in stocks of growth companies may cause the portfolio of the Fund to be more volatile than the portfolio of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Inflation-Indexed Bond Risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund's portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.
Investment Risk. Since the Fund will hold investments with fluctuating market prices, the value of the Fund's Shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. An investor can lose money by investing in the Fund.
Interest Rate Risk. As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase a Fund's exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its "quantitative easing" policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond investments at any given time. Changes in interest rates may also affect a Fund's share price; a sharp rise in interest rates could cause a Fund's share price to fall.
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The average duration of a Fund's portfolio of fixed income securities will vary based on the Sub-Adviser's assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fieldstone/UVA Unconstrained Medium-Term Fixed Income ETF portfolio so that it has an average duration of between four and seven years under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security's issuer is obligated to pay the principal due on such security; however, a fixed income security's duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in a Fund's portfolio, the more sensitive a Fund's portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund's duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security's duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fieldstone/UVA Unconstrained Medium-Term Fixed Income ETF's, based on the portfolio's average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security's sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security's price sensitivity to changes in interest rates.
Energy Sector Risk. The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
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Equity Securities Risk. Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.
Factor Risk. The Fund seeks to provide exposure to large-capitalization stocks based on certain quantitative investment characteristics ("factors"), including, but not limited to, cash earnings, earnings variability, leverage, price-to-book ratio and market capitalization. There can be no assurance that targeting exposure to such investment factors will enhance the Fund's performance over time. It is expected that targeting exposure to such investment factors will detract from performance in some market environments, perhaps for extended periods. In such circumstances, Merlin will seek to maintain exposure to the targeted investment factors and will not adjust the Fund's investment process to target different factors.
Fluctuation of Net Asset Value Risk. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the "NYSE Arca"). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund's holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Foreign Securities Risk. Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund's investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.
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Geographic Risk. Some of the markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas, causing an adverse impact on the value of the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare industry have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Hedging Transactions Risk.   Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions' value.   Such hedging transactions also limit the opportunity for gain if the value of the portfolio positions should increase.   Moreover, it may not be possible for the Fund to hedge against a fluctuation at a price sufficient to protect the Fund's assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.   For example, the cost of options is related, in part, to the degree of volatility of the underlying securities. Accordingly, options on highly volatile securities may be more expensive than options on other securities and of limited utility in hedging against fluctuations in those securities.   The Sub-Adviser is not obligated to establish hedges for portfolio positions and may not do so. To the extent that hedging transactions are effected, their success is dependent on the Sub-Adviser's ability to correctly predict movements in the direction of currency and interest rates and the equity markets or sectors thereof.
Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
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Investment Exposure Risk. Merlin considers certain investment factors in seeking to implement the Fund's investment program. There can be no assurance that targeting exposure to such investment factors will enhance the Fund's performance over time. Merlin will not attempt to consider factors outside the targeted investment factors or take defensive positions under any market conditions, including declining markets. The Fund could lose money as a result of targeting its exposure to equity markets.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Large Capitalization Risk. Large capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large capitalization securities is less than for other types of investments — for example small capitalization securities— the Fund's performance could be affected.
Loan Risk. The Fund is susceptible to a number of loan risks, including: (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower's loans or adversely affect the Fund's rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as the London Interbank Offered Rate ("LIBOR"), may limit the Fund's ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (x) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund's redemption obligations until potentially a substantial period after the sale of the loans; and (xi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.
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Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. The portfolio managers will utilize proprietary investment processes, techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund's most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. Unlike conventional ETFs, the Fund is not an index fund and does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices which closely correspond to NAV. Given the high level of transparency of the Fund's holdings, OBP believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, OBP believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund's shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the "spread"; that is, the difference between what investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
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Mortgage- and Asset-Backed Securities Risks. MBS (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to "prepayment risk" and "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities.
Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Prepayment reduces the yield to maturity and the average life of the MBS or asset-backed securities. The maturity of certain securities, such as MBS and ABS, is calculated using the security's weighted-average life. Estimated prepayment rates for these securities are used in this calculation. If actual prepayment rates differ from the estimates used in calculating the weighted-average life, each Fund's yield and/or share price could be negatively affected.
Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of MBS and asset-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter- term securities. As a result, in a period of rising interest rates, MBS and asset-backed securities may exhibit additional volatility and may lose value.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. In addition, because prepayment rates of individual mortgage pools vary widely, the maturity of a particular pool cannot be predicted precisely. A Fund's investments in asset-backed securities are subject to risks similar to those associated with MBS, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MBS may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Each Fund will not invest in CMO tranches which represent a right to receive interest only ("IOs"), principal only ("POs") or an amount that remains after other floating-rate tranches are paid (an inverse floater). If a Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that such Fund could lose all or substantially all of its investment.
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Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. In past years, delinquencies and losses generally increased with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of a weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called sub-prime mortgage pools are currently distressed and may be trading at significant discounts to their face value.
Additionally, mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period. These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.
The U.S. Government conservatorship of Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Corporation ("Fannie Mae") in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund's assets.
The Federal Housing Finance Agent ("FHFA"), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae's or Freddie Mac's affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
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Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs, which may limit its effectiveness.
New Fund Risk. The Fund was formed in 2017. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Preferred Securities Risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer's call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
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Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in services sectors is likely to have a negative impact on economies of certain developed countries. Many developed countries experienced a significant economic slowdown during the financial crisis that began in 2007. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
On March 29, 2017, the UK notified the European Council, in accordance with Article 50, of the UK's intention to withdraw from the EU. In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the EU to negotiate the terms of the UK's withdrawal from the EU, taking into account the framework for the UK's future relationship with the EU. In accordance with Article 50 the UK will cease to be a member of the EU from March 30, 2019, absent any agreement between the UK and the EU which results in a change to this date. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the EU ("Brexit Risks").
Brexit Risks include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, disruption to regulatory regimes related to the operations of the Fund and the Investment Adviser, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
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Small Companies Risk. The Fund may invest in small and/or unseasoned companies with small market capitalizations. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification, and competitive strength of larger companies.   In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies.   As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.
Foreign Investment Risk.Each Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, exposure to potentially adverse local, political, regulatory, economic or social developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers, and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment's value (favorable changes can increase its value) could undermine the value of each Fund's investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. These risks are heightened for the Fund's investments in emerging markets.
Emerging Markets Risk. Each Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. To the extent a substantial portion of a Fund's investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of such Fund.
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Foreign Currency Risk. Each Fund's investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since each Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of each Fund's assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging each Fund's currency risks involves the risk of mismatching each Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which each Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for each Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Futures and Derivatives Risk. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract's underlying assets. The use of futures or other derivatives, if any, exposes the Fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the Fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Quantitative Methodology Risk. The Sub-Adviser relies on a quantitative methodology to assess the criteria of issuers to be included in the Fund's portfolio, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the quantitative methodology will provide an accurate assessment of included issuers.
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Risk of Investment in Other Investment Companies.  Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, each Fund may acquire shares in other ETFs, business development companies, and/or closed-end funds which invest in fixed income securities.  The market value of the shares of other investment companies may differ from their NAVs.  In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV.  As an investor in investment companies, each Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.
The securities of certain other closed-end funds in which each Fund may invest may be leveraged.  As a result, each Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies that use leverage may expose each Fund to higher volatility in the market value of such securities and the possibility that each Funds' long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.
Risk of Cash Transactions. In certain instances, each Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in each Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because each Fund may affect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If each Fund recognizes gain on these sales, this generally will cause each Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Each Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if each Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of each Fund's Shares than for more conventional ETFs.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
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Swaps Risk. The Funds expect to use cleared and over-the-counter ("OTC") swap agreements. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds' obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, a Fund's ultimate counterparty is a clearinghouse rather than a bank, dealer or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund's valuation of the security, particularly for securities or other assets that trade in low volume or volatile markets, or that are valued using a fair value methodology.
Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities may fail to appreciate for long periods of time and may never realize their full potential value. Value securities have generally performed better than non-value securities during periods of economic recovery. Value securities may go in and out of favor over time.
U.S. Government Securities Risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
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SECONDARY INVESTMENT STRATEGIES
As a non-principal investment strategy, the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and the Fieldstone UVA Dividend Value ETF (the "UVA Funds") may invest part of their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts.  The UVA Funds may also invest, to a limited extent, in municipal securities.  The UVA Funds may also invest in money market instruments or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.  In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent.  This collateral is marked to market on a daily basis.
The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval.  Certain other fundamental policies of each Fund are set forth in the Statement of Additional Information under "Investment Restrictions."
ADDITIONAL RISK CONSIDERATIONS
The Funds may also be subject to certain other risks associated with their investments and investment strategies.
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Additional Risks by Fund
Risk	Fieldstone Merlin Dynamic Large Cap Growth ETF	Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	Fieldstone UVA Dividend Value ETF
Authorized Participant Concentration Risk	•	•	•
Cyber Security Risk	•	•	•
Market Risk	•	•	•
Materials Sector Risk	•		•
Municipal Securities Risk		•	•
No Guarantee of Actively Trading Market Risk	•	•	•
Portfolio Management Risk	•	•	•
Price Volatility Risk	•	•	•
Securities Lending Risk	•	•	•
Securities or Sector Selection Risk	•	•	•
Telecommunications Sector Risk	•		•
Trading Issues Risk	•	•	•

Materials Sector Risk. To the extent that the Fund's investments are exposed to issuers conducting business in the basic materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies also may fluctuate widely in response to such events.

Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.
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Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations.
Trading Issues Risk.  Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable.  In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "Circuit breaker" rules.  If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund's NAV, market prices are not expected to correlate exactly to a Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund's holdings.  If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.
Given the nature of the relevant markets for certain of the securities for each Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares' NAV may widen.
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When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a "bid-ask spread" charged by the market makers or other participants that trade the particular security. The spread of a Fund's Shares varies over time based on the Fund's trading volume and market liquidity and may increase if the Fund's trading volume, the spread of the Fund's underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund's holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund's NAV, and the discount is likely to be greatest during significant market volatility.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Securities or Sector Selection Risk. Securities held by the Funds may underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers' choice of securities or sectors for investment. To the extent the Funds focus or concentrate their investments in a particular sector or related sectors, the Funds will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.
No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or "step away" from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund's holdings and the Fund's NAV.  Such reduced effectiveness could result in the Fund's Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund's Shares.
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Portfolio Management Risk. An investment strategy may fail to produce the intended results or the securities held by a Fund may underperform other comparable funds because of the portfolio managers' choice of investments.
Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related "cyber" risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Price Volatility Risk. The value of a Fund's investment portfolio may change, potentially frequently and in large amounts, as the prices of its investments go up or down.
Market Risk. Markets may perform poorly or returns from the securities in which the Funds invest may underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Funds would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.
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Securities Lending Risk.  Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund).  In addition, each Fund will bear the risk of loss of any cash collateral that it invests.
These risks are described further in the Statement of Additional Information.
Management
Investment Adviser
OBP Capital, LLC ("OBP" or the "Adviser") acts as each Fund's investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the "Advisory Agreement"). As investment adviser, OBP has overall responsibility for the general management and administration of the Fund. The Adviser, located at 116 S. Franklin Street, Rocky Mount, North Carolina 27802, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2016, the Adviser provided supervisory and management services on no assets, as the Adviser was formed primarily to provide services to the Funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.
Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund's average daily net assets as set out below:
Fund	Advisory Fee
Fieldstone Merlin Dynamic Large Cap Growth ETF	0.50%
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	0.25%
Fieldstone UVA Dividend Value ETF	0.75%
With respect to each Fund, the unitary advisory fee as a percentage of net assets is not subject to any breakpoints.
Sub-Adviser
Fieldstone Merlin Dynamic Large Cap Growth ETF
Merlin Asset Management ("Merlin" or a "Sub-Adviser"), acts as the Sub-Adviser for the Fieldstone Merlin Dynamic Large Cap Growth ETF pursuant to a sub-advisory agreement with the Trust and OBP (the "Sub-Advisory Agreement"). Merlin provides an investment program for the Fund, creates and maintains models, and manages the investment of the Fund's assets, subject to the oversight and supervision of OBP. In managing the Fund, Merlin may draw upon its significant history and expertise in managing portfolios.
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Merlin is located at 20 Park Plaza, Suite 400, Boston, Massachusetts, 02116. As of December 31, 2016, Merlin and its affiliates provided investment advisory services for assets in excess of $13 million. Merlin and its affiliates trade and invest for their own accounts in the types of securities in which the Fund may also invest.
Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, and OBP, Merlin furnishes an investment program for each Fund and manages the investment operations and composition of the Fund.
Pursuant to the Sub-Advisory Agreement, each Fund pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides, payable on a monthly basis, as a percentage of the Fund's average daily net assets as set out below:
Fund	Sub-Advisory Fee
Fieldstone Merlin Dynamic Large Cap Growth ETF	0.40%

Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and
Fieldstone UVA Dividend Value ETF
Universal Value Advisors ("UVA" or a "Sub-Adviser") acts as the Sub-Adviser for the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and the Fieldstone UVA Dividend Value ETF pursuant to a sub-advisory agreement with the Trust and OBP (the "Sub-Advisory Agreement"). UVA, established in 2005, is located at 1 E. Liberty St. #406, Reno, Nevada 89501. UVA provides discretionary and non-discretionary asset management services to high net worth individuals and institutions using stocks, bonds and ETFs. As of December 31, 2016, UVA had approximately $490 million in assets under management.
Pursuant to the Sub-Advisory Agreement with the Trust on behalf of each Fund, and OBP, UVA furnishes an investment program for each Fund and manages the investment operations and composition of each Fund.
Pursuant to the Sub-Advisory Agreement, each Fund pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides, payable on a monthly basis, as a percentage of the relevant Fund's average daily net assets as set out below:
Fund	Sub-Advisory Fee
Fieldstone/UVA Unconstrained Medium-Term Fixed Income ETF	0.20%
Fieldstone/UVA Dividend Value ETF	0.60%

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Approval of Advisory Agreement and Sub-Advisory Agreement
A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement and Sub-Advisory Agreements will be available in the Funds' semi-annual report to shareholders for the period ended August 31, 2017.
Portfolio Management
The Sub-Advisers furnish an investment program for each Fund, manage the investment portfolio of each Fund and direct the purchase and sale of each Fund's investment securities.
The portfolio managers are primarily responsible for the day-to-day operation of each Fund. The individuals listed below are members of the investment management team at either Merlin Asset Management ("Merlin") or Universal Value Advisors ("UVA") that manages each Fund's investments.
Merlin
Michael Obuchowski, Ph.D., is primarily responsible for the day-to-day management of the Fund. The Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund's investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about the portfolio manager.
Michael Obuchowski, Ph.D. founded Merlin Asset Management to develop and manage innovative modern institutional investment strategies. During the last fourteen years, he has developed a range of investment strategies. Merlin Asset Management is an independent investment advisory firm and was registered with the SEC in August 2016.
From 2014 through 2016, prior to registering Merlin Asset Management as an independent investment advisory firm, Dr. Obuchowski was associated with CONCERT Wealth Management, Inc., where he was a Portfolio Manager and member of CONCERT Capital Management's Investment Committee, contributing to the oversight of CONCERT's model portfolio allocations. Merlin Asset Management's investment strategies were available through CWM.
From June 2012 to January 2014, Dr. Obuchowski was associated with North Shore Asset Management, LLC ("NSAM") where he was a Portfolio Manager focused on developing and managing institutional large cap growth equity investment strategies.
Prior to NSAM, in July 2008, Dr. Obuchowski helped establish First Empire Asset Management, Inc. ("FEAM"). As FEAM's Chief Investment Officer, he was responsible for the development and management of all equity-related investment strategies. While at FEAM, Dr. Obuchowski developed a range of top ranked large cap growth equity and global diversified investment strategies.
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Between 2003 and 2008, before joining First Empire Asset Management, he was a cofounder, Principal and Portfolio Manager at Altanes Investments, LLC, a New York City-based boutique investment advisory company specializing in large capitalization US and global diversified investment strategies. At Altanes Investments, Dr. Obuchowski was responsible for the development and management of investment strategies, portfolio management, trading, compliance and operations.
Between 2002 and 2003, before co-founding Altanes Investments, LLC, Dr. Obuchowski was Vice President, Director of Research and Portfolio Manager at Ashland Management Incorporated. At Ashland, he was a member of the Investment Committee, specialized in the healthcare and technology companies and developed a range of quantitative SMID investment strategies.
In addition, Dr. Obuchowski brings with him over 15 years of experience in academic research in healthcare and biotechnology. Prior to moving to finance, between 1998 and 2002, he was an Assistant Professor of Psychiatry at the Albert Einstein College of Medicine in New York, Chief of Psychophysiology Unit at the Psychiatry Research Division at Hillside Hospital and Associate Director of the Prevention and Recognition Program at Schneider Children's Hospital in Glen Oaks. He was the recipient of many awards, including the Young Investigator Award from NARSAD and the Young Scientist Award from the Winter Workshop on Schizophrenia Research.  He also received a National Interest Waiver for Aliens of Exceptional Ability in Sciences, Arts of Business from the Immigration and Naturalization Service.
Dr. Obuchowski earned his Ph.D. in Clinical Psychology from the New School for Social Research in New York and completed his internship in Clinical Neuropsychology at Columbia University and the Presbyterian Hospital, the University Hospital of Columbia University College of Physicians and Surgeons. Dr. Obuchowski is a member of the Board of Governors of the New School for Social Research. A competitive sailor, he is a member of the New York Yacht Club, the Seawanhaka Corinthian Yacht Club and the Royal Northern & Clyde Yacht Club.
The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed and ownership of Fund shares.
UVA
Robert Barone, along with Joshua Barone, founded Universal Value Advisors (UVA) in 2005.  He is currently the firm's economist as well as a wealth and portfolio manager. Mr. Barone holds a Ph.D. in economics (Georgetown University) and is nationally known for his blogs, many of which are posted on TheStreet.com, at the Minyanville blog site, or at Forbes.  He is often quoted in the financial press, and writes a column every other week for Reno's local newspaper, the Reno Gazette Journal.  In his career, he has been a Professor of Finance (University of Nevada – 1979-1984), a community bank CEO (Comstock Bancorp – 1984-1999), a Director of the Federal Home Loan Bank of San Francisco where he served as its Chair in 2004, and he is currently a Director of CSAA Insurance Company (a AAA Insurance Company) where he chairs the Finance and Investment Committee.  In 2007-2009 he served as Chairman of the Board for that entity. He also currently sits on the Boards of AAA Northern California, Nevada, and Utah (the AAA Auto club) and Allied Mineral Products, Columbus, OH, America's strongest refractory company.
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Joshua Barone has been the Managing Member of Universal Value Advisors (UVA) since its inception in 2005.  In that capacity, he is responsible for the company's day to day operations and is a major contributor to the company's strategic vision.  Prior to forming UVA, along with Robert Barone, he co-founded Adagio Trust Company in 2000.  After building the assets of that institution, both he and Robert sold their interests in Adagio in 2005 and subsequently founded UVA.  Prior positions include: M&A analyst in the community bank space and insurance sales both in property and casualty, and life and health.
The Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of each Fund.
PURCHASE AND REDEMPTION OF SHARES
General
The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Unit size. See "How to Buy and Sell Shares."
Most investors buy and sell Shares of each Fund in secondary market transactions through brokers.  Shares of each Fund are listed for trading in the secondary market on the NYSE Arca.  Shares can be bought and sold throughout the trading day like other publicly traded shares.  Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per share price differential.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.  Each Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares.  Given that each Fund's Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca ticker symbols set forth below:
Name of Fund	NYSE Arca Ticker Symbol
Fieldstone Merlin Dynamic Large Cap Growth ETF	FMDG
Fieldstone/UVA Unconstrained Medium-Term Fixed Income ETF	FFIU
Fieldstone/UVA Dividend Growth ETF	FFDV
Share prices are reported in dollars and cents per Share.
Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to the relevant Fund, only in Creation Units of 50,000 Shares, as discussed in the "How to Buy and Sell Shares" section below.
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Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of a Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book- entry or "street name" form.
HOW TO BUY AND SELL SHARES
Pricing Fund Shares
The trading price of each Fund's Shares on the NYSE Arca may differ from a Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, nor responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.
The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of a Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.
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Each Fund's debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. Each Fund's debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant.  To the extent a Fund's debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of a Fund's debt securities to determine the market price.  For example, the prices of securities with characteristics similar to those held by a Fund may be used to assist with the pricing process.  In addition, the pricing service may use proprietary pricing models.  Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value.  Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event.  Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca.  In such a case, the value for a security is likely to be different from the last quoted market price.  In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.
Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares.
Creation Units
Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement (such investors being "Authorized Participants" or "APs") with Capital Investment Group (the "Distributor") and be accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.
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How to Buy Shares
In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities (the "Deposit Securities") (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the "Cash Component." For those APs that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of a Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash- in-lieu may be added to the Cash Component to replace any Deposit Securities that either the AP may not be eligible to trade or the Sub-Adviser believes are in the best interests of a Fund not to accept in kind.
Orders must be placed in proper form by or through a participant of the DTC ("DTC Participant") that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. A fixed creation transaction fee of $500 per transaction (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.
Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.
For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.
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Legal Restrictions on Transactions in Certain Securities
An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.
Redemption of Shares
Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for a Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.
An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.
A 0.50% redemption transaction fee per transaction (the "Redemption Transaction Fee") is applicable to each redemption transaction in which the Creation Units have been held for less than ninety (90) days, regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request.
For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.
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Distributions
Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Some portion of each distribution may result in a return of capital (which is a return of the shareholder's investment in the Fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds' Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. To the extent a Fund may affect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.
FUND SERVICE PROVIDERS
Administrator. The Trust has entered into a Fund Administration Agreement with The Nottingham Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. Under the Fund Administration Agreement, The Nottingham Company will serve as the administrator for the Funds.
Fund Accounting Agent. The Bank of New York Mellon ("Accounting Agent"), 225 Liberty Street, New York, New York 10286, is the Fund's portfolio accountant and accounting agent.

Custodian. The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the "Custodian"), 225 Liberty Street, New York, New York 10286, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

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Transfer Agent. The Bank of New York Mellon ("Transfer Agent"), 225 Liberty Street, New York, New York 10286, is the transfer agent for the Funds (the "Transfer Agent") and also serves as the dividend disbursing agent for the Funds.

Counsel. Holland & Knight LLP is counsel to the Trust.
Independent Registered Public Accounting Firm. BBD, LP, located at 1835 Market St., Philadelphia, PA 19103, serves as each Fund's independent registered public accounting firm. They audit each Fund's financial statements and perform other related audit services.
FEDERAL INCOME TAXATION
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:
● The Funds makes distributions,
● You sell your Shares listed on the NYSE Arca, and
● You purchase or redeem Creation Units.
Taxes on Distributions
Distributions from the Funds' net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Funds' net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Funds of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Funds' shares. Distributions by the Funds that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below approximately $400,000 ($450,000 if married and filing jointly), amounts adjusted annually for inflation, and 20% for individuals with any income above these amounts that is net long-term capital gain or qualified dividend income. Because the Funds may have a higher portfolio turnover than funds that seek to replicate the performance of an index, the Funds may, in comparison to such other funds, realize and distribute a higher amount of taxable realized capital gain. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on "net investment income," including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
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Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Funds. Generally, qualified dividend income includes dividend income from taxable U.S. corporations, provided that the Funds satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Funds with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Funds from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Funds, and with respect to a share of the Funds held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income. In addition, you may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Funds' distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Funds' minimum distribution requirements, but not in excess of the Funds' earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
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A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service ("IRS") information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Dividends, interest and capital gains earned by the Funds with respect to non-U.S. securities may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Funds at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as "non-U.S."), the Funds may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Funds. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Funds, foreign capital gains taxes may not produce associated foreign source income, thereby limiting a U.S. person's ability to use such credits.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
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Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.
OTHER INFORMATION
For purposes of the 1940 Act, a Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in the exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such registered investment companies enter into an agreement with the Trust.
Portfolio Holdings Information
A description of the Funds'  policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds' Statement of Additional Information ("SAI"). On each business day, before commencement of trading on NYSE Arca, each Fund will disclose the identities and quantities of the Fund's portfolio holdings that will form the basis for the Fund's calculation of NAV at the end of the business day. These disclosures can be found at:
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Fieldstone Merlin Dynamic Large Cap Growth ETF	http://secure.ncfunds.com/TNC/fundpages/425.htm
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	http://secure.ncfunds.com/TNC/fundpages/426.htm
Fieldstone UVA Dividend Value ETF	http://secure.ncfunds.com/TNC/fundpages/427.htm

Fund fact sheets provide information regarding each Fund's top holdings and may be requested by calling 1-800-773-3863.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the prior calendar year and subsequent quarters, when available, will be available at:
Fieldstone Merlin Dynamic Large Cap Growth ETF	http://secure.ncfunds.com/TNC/fundpages/425.htm
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	http://secure.ncfunds.com/TNC/fundpages/426.htm
Fieldstone UVA Dividend Value ETF	http://secure.ncfunds.com/TNC/fundpages/427.htm

FINANCIAL HIGHLIGHTS
Because the Funds are newly organized, there is no financial or performance information for the Funds in this Prospectus. You may request a copy of the Funds' annual and semi-annual reports, once available, at no charge by calling the Funds at 1-800-773-3863.
73

For more information visit www.ncfunds.com or call 1-800-773-3863
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.ncfunds.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund's investments will be available in the annual and semi-annual reports to shareholders. The annual reports will include discussions of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
If you have any questions about the Fund or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-773-3863 (toll free)
Monday through Friday, 8:30 a.m. to 5:00 p.m. (Eastern time)
Email:	shareholders@ncfunds.com
Write:	[Insert Fund Name]
116 South Franklin Street
Post Office Box 69
Rocky Mount, NC 27803-0365

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
Investment Company Act File No.: 811-22398

74

STATEMENT OF ADDITIONAL INFORMATION
August 18, 2017

Fund	Ticker	Principal Listing Exchange
Fieldstone Merlin Dynamic Large Cap Growth ETF	FMDG	NYSE Arca, Inc.
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	FFIU	NYSE Arca, Inc.
Fieldstone UVA Dividend Value ETF	FFDV	NYSE Arca, Inc.

Each a series of the
Spinnaker ETF Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
 Telephone 1-800-773-3863

This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Fieldstone Merlin Dynamic Large Cap Growth ETF, Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and Fieldstone UVA Dividend Value ETF (each a "Fund" and collectively, the "Funds"), dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the Prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted.  A copy of the Funds' Prospectus, Annual and Semi-Annual Reports, when available, may be obtained without charge by writing to the address listed above or visiting www.ncfunds.com.  The Funds' Prospectus is incorporated by reference into this SAI.
Reference to the Investment Company Act of 1940, as amended, (the "Investment Company Act" or the "1940 Act"), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the "SEC"), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

Investment Company Act File No. 811-22398

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
Spinnaker ETF Trust (the "Trust") was organized as a Delaware statutory trust on December 21, 2016 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Funds' shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This Statement of Additional Information ("SAI") relates to Fieldstone Merlin Dynamic Large Cap Growth ETF, Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and Fieldstone UVA Dividend Value ETF (each a "Fund" and collectively, the "Funds"). Each Fund is an exchange-traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly- traded securities. Unlike conventional ETFs, the Funds are actively managed and are not intended to track a market index. The shares of each Fund are referred to herein as "Shares" or "Fund Shares."
The 1940 Act classifies investment companies as either diversified or non-diversified. The Fieldstone Merlin Dynamic Large Cap Growth ETF, Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF, and the Fieldstone UVA Dividend Value ETF are classified as "diversified."
Each Fund is managed by OBP Capital, LLC ("OBP" or the "Adviser"). The Fieldstone Merlin Dynamic Large Cap Growth ETF is sub-advised by Merlin Capital, LLC d/b/a Merlin Asset Management ("Merlin" or a "Sub-Adviser"), and the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF and the Fieldstone UVA Dividend Value ETF are sub-advised by Universal Value Advisors ("UVA" or a "Sub-Adviser").
Each Fund will offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities specified by the Fund (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component").
Each Fund's Shares are listed on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the trading symbols set out on the front cover.
Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.
The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on the Exchange, broker's commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
INVESTMENT RESTRICTIONS AND POLICIES
The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the "Board") as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a "majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.
Except for restrictions (2) and 4(iii) below, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. With respect to the Funds' fundamental investment restriction (7) below, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
As a matter of fundamental policy, a Fund (except as otherwise noted below) may not:
(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities.

(2) Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
(3) Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(4) Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.
(6) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.
The foregoing fundamental policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% of a Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented in proxy, or (ii) more than 50% of the Fund's shares, whichever is less.
In addition to the foregoing fundamental investment policies, the Funds are also subject to the non- fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities (calculated at the time of investment).
The Sub-Adviser monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, the Sub-Adviser considers the following factors:

●	The frequency of trades and quotes for the security;
●	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
●	Dealer undertakings to make a market in the security; and
●	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
The Fieldstone Merlin Dynamic Large Cap Growth ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in large cap growth securities.
The Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of any kind.
The Fieldstone UVA Dividend Value ETF has adopted a non-fundamental investment policy, in accordance with 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying securities..
Each Fund also has adopted a non-fundamental policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Funds have adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by a Fund will not exceed 10% of the Fund's net assets.
The Funds may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Funds will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time a Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

INVESTMENT POLICIES AND RISKS
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The Funds may not invest in all of the investments listed below. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in the Funds' Prospectus, under "Investment Restrictions and Policies" in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Funds' Prospectus or this SAI, to the extent a Fund has reserved the freedom to invest in a type of investment or to utilize a particular investment practice, a Fund may invest in such investment or engage in such investment practice without limit. The Funds use investment techniques commonly used by other exchange traded funds.
A discussion of the risks associated with an investment in the Funds is contained in the Funds' Prospectus under the headings "Principal Investment Risks," "Principal Risks of Investing in the Funds" and "Additional Risk Considerations." The discussion below supplements, and should be read in conjunction with, such sections of the Funds' Prospectus.
General Considerations and Risks
Investment in the Funds should be made with an understanding that the value of the portfolio of securities held by the Funds may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Loans of Portfolio Securities. The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.
Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by the securities lending agent, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis), and maintained in an amount equal to at least 100% of the value of the portfolio securities being lent; (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party securities lending agent that is unaffiliated with the Fund.

Risks of Securities Lending. A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund's loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and "gap risk" (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).
Any cash received as collateral for loaned securities may be invested in short-term liquid fixed income securities or in money market or short-term mutual funds, or similar investment vehicles. A Fund bears the risk of such investments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, a Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund may have to pay the borrower a fee based on the amount of cash collateral. A Fund may pay lending fees to a party arranging the loan.
Senior Securities. In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the "Asset Coverage Requirement") for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.
Repurchase Agreements. The Funds may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Funds from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Funds are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, each Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.
Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Funds have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds' assets. The custodian bank will maintain a separate account for the Funds with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.
Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Funds may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Funds' investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds' total assets with respect to any one investment company and (iii) 10% of the Funds' total assets of investment companies in the aggregate.
Illiquid Securities. Each Fund may invest in illiquid assets, including Rule 144A securities deemed illiquid by the Sub-Adviser. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.
Futures and Options. The Funds may utilize exchange-traded futures and options contracts.
Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Funds would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission ("CFTC") on behalf of the Funds, neither the Funds nor the Trust are deemed to be a "commodity pool" or "commodity pool operator" ("CPO"), respectively, under the Commodity Exchange Act ("CEA"), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a "commodity trading advisor" with respect to its services as an investment adviser to each Fund. The CFTC has adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a "commodity pool" or CPO. First, the aggregate initial margin and premiums required to establish an investment company's positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser were required to register as a CPO with respect to the Funds, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.
The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.
Currency Transactions. Each Fund that invests in non-U.S. securities does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. For the Funds, the Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk, but the Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. Each other Fund that invests in non-U.S. securities may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Risks of Currency Transactions. The Funds may, in certain circumstances, attempt to hedge against the Funds' currency risk by entering into forward contracts. Hedging a Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose and may lower the Fund's return. A Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
Risks of Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under "Futures and Options," "Swap Agreements" and "Currency Transactions" in this SAI. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.
A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with the use of certain derivatives.

A Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.
Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile and can result in significant losses.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Adviser or a Sub-Adviser may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of certain standardized over-the-counter ("OTC") derivative instruments that the CFTC and SEC defined as "swaps" and "security-based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers or central counterparty's clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
Government Regulation of Derivatives.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps ("cleared derivatives"), a Fund's counterparty is a clearing house, rather than a bank or broker. Since the Funds are not a member of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house.
In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund's use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin a Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund's current margin process. They will also effectively require changes to typical derivatives margin documentation. It is expected that the Funds will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
The SEC has also issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict a Fund's ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since a Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, and their potential impact on the Funds and the financial system are not yet known.
Risks of Futures and Options Transactions. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large, as traditionally measured, due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Risks of Swap Agreements. Bi-lateral swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Although exchange-trading and clearing decreases the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing will not make the contracts risk-free.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Where swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, they may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund's operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund's website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund's systems.
Cyber-attacks have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions on the Exchange. Furthermore, cybersecurity failures or breaches by a Fund's third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries), or the Sub-Adviser, may cause disruptions and impact the service providers' and a Fund's business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Funds to process transactions, inability to calculate a Fund's NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Debt Obligations. The Funds may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Funds, the Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.
The Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF may invest up to 20% of its total assets in debt securities that are rated below investment grade (i.e., "junk bonds") by nationally recognized statistical rating organizations ("NRSROs"), or are unrated securities that the Sub-Adviser believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.
Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.
The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.
The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Funds' ability to dispose of particular issues and may also make it more difficult for the Funds to obtain accurate market quotations in valuing these assets. In the event the Funds experience an unexpected level of net redemptions, the Funds could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. The Funds may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government- sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.
Convertible Securities. The Funds may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to the Funds. To the extent that the Funds invest in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.
Mortgage-Backed and Asset-Backed Securities. The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association ("GNMA") and government-related organizations such as Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA's and FHLMC's net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. This amendment improved the ability of FNMA and FHLMC to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA's bailout is capped at $125 billion and FHLMC has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, each Fund may seek to obtain exposure to U.S. agency mortgage pass- through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.
Default by or bankruptcy of a counterparty to a TBA transaction would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, each Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. Each Fund's use of "TBA rolls" may cause the Funds to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.
Each Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser or Sub- Adviser.
Other asset-backed securities are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If each Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset- backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage- backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

Risks of Mortgage-Related Securities. Investment in MBS poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.
Market risk reflects the risk that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of MBS, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.
Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government except to the extent previously described. The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.
Municipal Securities. Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax- exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.
Preferred Stock. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Bank Instruments. Each Fund may invest in certificates of deposit ("CDs"), time deposits and bankers' acceptances from U.S. banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.
Participation Interests. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Each Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, each Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, each Fund may be regarded as a member of the Participant, and thus each Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, each Fund considers participation interests to be illiquid and therefore subject to each Fund's percentage limitations for investments in illiquid securities.
Commercial Instruments. Each Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.
Variable or Floating Rate Instruments. Each Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by each Fund are subject to payment of principal and accrued interest (usually within seven days) on each Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The Adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by each Fund.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to avoid certain excise taxes, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.
Delayed Delivery Transactions. Each Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by each Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.
Investment in securities on a delayed delivery basis may increase each Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short- term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, each Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.
The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of each Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of each Fund until settlement. Each Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, each Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. Each Fund may purchase when-issued securities. Purchasing securities on a "when- issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable.
Securities purchased on a when-issued basis and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if each Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of each Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for each Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).
Investment in securities on a when-issued basis may increase each Fund's exposure to market fluctuation and may increase the possibility that each Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. Each Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of a Fund's when-issued commitments.
Rule 144A Securities. The Funds may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as each Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub- Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Sub-Adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review each Fund's holdings of illiquid securities to determine what, if any, action is required to assure that each Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in each Fund's Prospectus, provided they are consistent with each Fund's investment objective and do not violate any fundamental investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds' Prospectus, as those may be amended or supplemented from time to time.
SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.
EQUITY SECURITIES
The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. AND EMERGING MARKETS SECURITIES
A Fund's return and NAV may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund's foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.
Non-U.S. debt securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
Investing in emerging market debt securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker- dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker- dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus- delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
MANAGEMENT
Trustees and Officers
The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Sub-Adviser and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. The Trustees in the following table who are not "interested persons" of the Trust within the meaning of the 1940 Act ("Independent Trustees") are indicated as such.
Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-773-3863.

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Thomas R. Galloway DoB: 10/1963	Independent Trustee and Chairman	Independent investor since 2012; Bank Loan Analyst, WAMCO from 2000 to 2012.	Independent Trustee of the Leeward Investment Trust, a series trust and registered investment company.
Jesse S. Eberdt, III DoB: 10/1959	Independent Trustee	Managing Director, Tempus Durham, LLC, an advisory firm, from 2010 to present.

Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Katherine M. Honey DoB: 09/1973	President	EVP, The Nottingham Company since 2008.
Ashley E. Harris DoB: 03/1984	Treasurer	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.
Matthew J. Beck DoB: 06/1988	Secretary	General Counsel, The Nottingham Company since 2014.
Stacey Gillespie DoB: 05/1974	Chief Compliance Officer
Compliance Director, Cipperman Compliance Services, LLC since 2015, Chief Compliance Officer of Boenning & Scattergood Inc. (2013-2015), Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees' ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person's business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person's ability to work effectively with the other members of the Board; (iii) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person's character and integrity; (v) such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.
In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee.

Mr. Galloway has over twenty years of experience in the investment industry, particular with respect to high yield, bank loan, and distressed securities. He spent twelve years at Western Asset Management ("WAMCO"), where he served as an analyst and portfolio manager. Prior to joining WAMCO in 2000, Tom worked at Merrill Lynch Asset Management, where he analyzed multiple industry sectors. He began his investment career in 1992 at a boutique investment firm, where he specialized in high yield and distressed securities.
Mr. Eberdt is a serial entrepreneur with a particular focus on health care and related industries. His most recent venture was as Co-founder of Parata Systems Llc., a pharmaceutical automation innovator. Previously Mr. Eberdt served as president of MyDailyHealth. Prior to MyDailyHealth he served in sales and marketing related posts with American Hospital Supply/Baxter Healthcare and Eon Labs.

Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged OBP Capital, LLC to manage the Funds on a day-to-day basis. The Board is responsible for overseeing OBP and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust's charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of OBP Capital, LLC or other service providers (depending on the nature of the risk), subject to the supervision of OBP Capital, LLC. The Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by OBP Capital, LLC and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board's general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Funds and management's risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Funds, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees.
Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.
Governance Committee. The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.
The following table sets forth, as of June 30, 2017, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas Galloway	None	-	-
Jesse Eberdt	None	-	-

As of June 30, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of OBP Capital, LLC, the Funds' distributor or any person controlling, controlled by or under common control with OBP Capital, LLC or the  Funds' distributor.
Remuneration of Trustees
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Funds for the fiscal year ended June 30, 2017 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2017. The Trustees do not receive retirement benefits or other benefits from the Trust.
Name of Trustees	Fieldstone Merlin Dynamic Large Cap Growth ETF	Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	Fieldstone UVA Dividend Value ETF	Aggregate Compensation Paid by the Trust
Independent Trustees
Thomas Galloway	$1,125	$1,125	$0[1]	$2,250
Jesse Eberdt	$1,125	$1,125	$0[1]	$2,250

1The Fieldstone UVA Dividend Value ETF is newly organized, and has not yet paid compensation to the Trustees.
Control Persons and Principal Holders of Securities
The Trustees and officers of the Trust collectively owned less than 1% of the Funds' outstanding shares as of October 30, 2015.
Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company ("DTC") participants (as defined below), as of June 30, 2017, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Funds were as follows:
Name	Percentage of Ownership
Fieldstone Merlin Dynamic Large Cap Growth ETF	None
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	None
Fieldstone UVA Dividend Value ETF	None

Potential Conflicts of Interest.
The Funds' Adviser's or Sub-Adviser's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts consist of separately managed private clients ("Other Accounts").  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.
Due to their own financial interest or other business considerations, the Sub-Advisers may have an incentive to invest a portion of a Fund's assets in investment companies sponsored or managed by the Sub-Advisers or their related parties in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Sub-Advisers may have an incentive to delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Sub-Advisers or their related parties.  However, the Sub-Advisers are fiduciary to the Funds and are legally obligated to act in their best interest when selecting underlying funds.
Investment Adviser. The Funds are managed by OBP Capital, LLC. The Adviser is responsible for the overall management and administration of each Fund's business affairs. The Adviser commenced business operations in April 2014. The Adviser's principal address is 116 S. Franklin Street, Rocky Mount, North Carolina 27802. The Adviser is an affiliate of The Nottingham Company, who serves as the Funds' administrator. As OBP Capital, LLC was formed primarily to serve as the Adviser of the Trust's series, it does not currently have any assets under management.
Investment Advisory Agreement.
Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, Independent Trustees and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds' business.
The Funds' unitary advisory fees as a percentage of net assets are:
Fund	Advisory Fee
Fieldstone Merlin Dynamic Large Cap Growth ETF	0.50%
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	0.25%
Fieldstone UVA Dividend Value ETF	0.75%

With respect to each Fund, the unitary advisory fee as a percentage of net assets is not subject to breakpoints. Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds' outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Sub-Advisers
Universal Value Advisors ("UVA") acts as the investment sub-adviser to the UVA Unconstrained Medium-Term Fixed Income ETF and the Fieldstone UVA Dividend Value ETF pursuant to a sub-advisory agreement with the Trust on behalf of the Funds, and the Adviser (a "Sub-Advisory Agreement"). Merlin Capital, LLC d/b/a Merlin Asset Management ("Merlin") acts as the investment sub-adviser to the Fieldstone Merlin Dynamic Large Cap Growth ETF pursuant to a sub-advisory agreement with the Trust on behalf of the Funds, and the Adviser (a "Sub-Advisory Agreement")
Pursuant to the Sub-Advisory Agreements, UVA and Merlin furnish the investment programs for the Funds and manages the investment and reinvestment of the Funds' assets on an ongoing basis under the supervision of the Adviser. Pursuant to the Sub-Advisory Agreements, the Funds pay UVA and Merlin sub-advisory fees out of the Adviser's advisory fee for the services it provides, payable on a monthly basis at the annual rate of 0.40% of the Fieldstone Merlin Dynamic Large Cap Growth ETF's average daily net assets, 0.25% of the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF's average daily net assets, and 0.60% of the Fieldstone UVA Dividend Value ETF's average daily net assets.
Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.
Michael Obuchowski, Ph.D. is the Fieldstone Merlin Dynamic Large Cap Growth ETF's portfolio manager who is primarily responsible for the day-to-day management of the Fund's portfolio and has managed the Fund since its inception.
Robert Barone and Joshua Barone are Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF's and Fieldstone UVA Dividend Value ETF's portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund's portfolio and have managed the Funds since their inception.
Information regarding the other accounts managed by the portfolio managers as of June 30, 2017, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Merlin
Michael Obuchowski	Other Accounts	30	$15 million	NA	NA
UVA
Joshua Barone	Registered Investment Companies	139	$16 million	NA	NA
	Other Pooled Investment Vehicles	137	$5.5 million	NA	NA
	Other Accounts	205	$71.5 million	NA	NA
Robert Barone	Registered Investment Companies	139	$16 million	NA	NA
	Other Pooled Investment Vehicles	137	$5.5 million	NA	NA
	Other Accounts	205	$71.5 million	NA	NA

Portfolio Manager Compensation Structure Disclosure
Compensation.  The portfolio managers' compensation is determined by the Sub-Adviser, and varies with the general success of the Sub-Advisers as firms.  The portfolio managers' compensation consists of a fixed annual salary, plus additional remuneration based on the Sub-Advisers' assets under management.  The portfolio managers' compensation is not directly linked to the Funds' performance, although positive performance and growth in managed assets are factors that may contribute to the Sub-Advisers' distributable profits and assets under management.
As of June 30, 2017, the Portfolio Managers beneficially owned no shares of the Funds.
Michael Obuchowski
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,00 to $500k	$500,001 to $1m	Over $1m
Fund
Fieldstone Merlin Dynamic Large Cap Growth ETF	X

Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	X
Fieldstone UVA Dividend Value ETF	X

Robert Barone
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,00 to $500k	$500,001 to $1m	Over $1m
Fund
Fieldstone Merlin Dynamic Large Cap Growth ETF	X
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	X
Fieldstone UVA Dividend Value ETF	X

Joshua Barone
Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,00 to $500k	$500,001 to $1m	Over $1m
Fund
Fieldstone Merlin Dynamic Large Cap Growth ETF	X
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	X
Fieldstone UVA Dividend Value ETF	X

Administrator. The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of a Fund, is at the following annual rates: 0.100% of a Fund's first $100 million, 0.080% on the next $100 million, and 0.060% on on average daily net assets over $200 million, with a monthly minimum general administration fee of $3,750.
Because the Funds commenced operations on or following the date of this SAI, there have been no payments by the Funds to the Adviser for administrative services.
Distributor. Under the Distribution Agreement between the Trust and Capital Investment Group, Inc. (the "Distributor"), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is located at 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company ("DTC") participants and/or investor services organizations. The Adviser, Sub-Advisers, or their Affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor is paid $5,000 per series of the Trust, per year.
Payments by the Sub-Advisers and their Affiliates. Merlin, UVA, and/or their Affiliates ("Sub-Advisor Entities") pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds, other funds or exchange-traded products in general. Sub-Advisor Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of Sub-Advisor Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other funds. Sub-Advisor Entities make payments for Intermediaries' participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems ("Education Costs"). Sub-Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general ("Publishing Costs"). In addition, Sub-Advisor Entities make payments to Intermediaries that make shares of the Funds and certain other funds available to their clients, develop new products that feature the Funds or otherwise promote the Funds and other funds. Sub-Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Sub-Advisor Entities believe may benefit a Fund's business or facilitate investment in a Fund.  Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, Sub-Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. Sub-Advisor Entities may determine to make such payments based on any number of metrics. For example, Sub-Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Sub-Advisors anticipate that the payments paid by Sub-Advisor Entities in connection with the Funds and exchange-traded products in general will be immaterial to Sub-Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Sub-Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Funds to enhance the liquidity and quality of the secondary market of securities of the Funds. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Funds. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Funds solely for the benefit of the Fund and will not be paid from any Fund assets. Certain funds managed by the Sub-Advisers may also participate in such programs.
BROKERAGE TRANSACTIONS
Subject to policies established by the Board, Merlin and UVA are primarily responsible for the execution of a Fund's portfolio transactions and the allocation of brokerage. Neither Merlin nor UVA execute transactions through any particular broker or dealer, but seek to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Merlin and UVA generally seek reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, Merlin and UVA may select brokers based partly upon brokerage or research services provided to Merlin or UVA and their clients, including the Funds. In return for such services, Merlin or UVA may cause the Funds to pay a higher commission than other brokers would charge if Merlin or UVA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, Merlin and UVA seek to obtain the best price and most favorable execution for the Funds and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) Merlin or UVA's knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker's or dealer's capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) Merlin or UVA's knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.

Section 28(e) of the 1934 Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide Merlin or UVA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.
Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including the Adviser and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which Merlin or UVA, OBP Capital, or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

The sub-advisers, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with that sub-adviser, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by the sub-advisers and their Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by the sub-advisers. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the sub-advisers; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to the sub-advisers or to induce future services or benefits to be rendered to the sub-advisers; or (v) to manage or equalize investment performance among different client accounts. The sub-advisers and their Affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the sub-advisers are given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the sub-adviser's trading desk their level of interest in a particular offering with respect to eligible clients' accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Funds receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the sub-advisers to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the sub-advisers may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, the sub-advisers may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the sub-adviser or its Affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the sub-advisers on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other sub-adviser clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which a sub-adviser or an Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, a sub-adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or "bunch" certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by a sub-adviser or its Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The following table sets forth the brokerage commissions paid by the Funds for the fiscal years noted. As the Funds had not yet launched during the past fiscal year, there are no brokerage commissions yet to report. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2017	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2017	Brokerage Commissions Paid During Fiscal Year Ended February 28, 2017
Fieldstone Merlin Dynamic Large Cap Growth ETF	NA	NA	NA	NA
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	NA	NA	NA	NA
Fieldstone UVA Dividend Growth ETF	NA	NA	NA	NA

None of the Funds paid any brokerage commissions to affiliated brokers.
The following table sets forth the names of the Funds' "regular" broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended June 30, 2017:
Fund	Issuer	Market Value of Investment
Fieldstone Merlin Dynamic Large Cap Growth ETF	None	NA
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	None	NA
Fieldstone UVA Dividend Growth ETF	None	NA

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that a sub-adviser or its Affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by a sub-adviser or its Affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by a sub-adviser and its Affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. A sub-adviser and its Affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. A sub-adviser and its Affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with a sub-adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Funds for the fiscal years noted:
Fund	Fiscal Year Ended June 30, 2017
Fieldstone Merlin Dynamic Large Cap Growth ETF	*
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	*
Fieldstone UVA Dividend Growth ETF	*

* As the Fund had not yet launched during the past fiscal year, there is no portfolio turnover to report.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on December 21, 2016 and consists of multiple separate portfolios or series.
The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.
Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of a Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.
The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.
The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Capital Investment Group, Inc.
Control Persons. As of the date of this SAI, no entity owns of record 5% or more of the outstanding Shares of either Fund.
Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."
DTC Acts as Securities Depository for Fund Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser or relevant Sub-Adviser. The Adviser or relevant Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review each Fund's proxy voting record.
The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-252-972-9922 or by writing to Spinnaker ETF Trust, 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802. Each Fund's Form N-PX also is available on the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC's website at http://www.sec.gov. Each Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-252-972-9922 or by writing to Spinnaker ETF Trust at 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in each Fund or in other investment companies or accounts managed by the Adviser, Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Trust. The Trust's policy is implemented and overseen by the Chief Compliance Officer of each Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund's complete portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, Sub- Advisers and the Distributor will not disseminate non-public information concerning the Trust.
Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Advisers and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.
The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by each Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.
CREATION AND REDEMPTION OF CREATION UNITS
General. Each Fund issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Funds that constitute a Creation Unit for each Fund and the value of such Creation Unit as of June 30, 2017:
Fund	Shares Per Creation Unit	Value Per Creation Unit
Fieldstone Merlin Dynamic Large Cap Growth ETF	50,000	$25

Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	50,000	$25
Fieldstone UVA Dividend Growth ETF	50,000	$25

In its discretion, the adviser and/or sub-advisers reserve the right to increase or decrease the number of a Fund's shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A "Business Day" with respect to a Fund is any day on which the Listing Exchange on which a Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds.
The "Cash Component" is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Funds generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash.
The Funds make available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for a Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the sub-advisers with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting a Fund's portfolio.

The Funds reserve the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process (as discussed below) or that the Authorized Participant is not able to trade due to a trading restriction. The Funds also reserve the right to permit or require a "cash in lieu" amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method. Although a Fund does not ordinarily permit partial or full cash purchases of Creation Units of a Fund, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Funds are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an "Authorized Participant"). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Funds do not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants' transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its authorized participation agreement.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day's NAV. The Distributor or its agent will notify the sub-adviser and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Funds, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Funds' deadline specified above for the submission of purchase orders is referred to as the Fund's "Cutoff Time." The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by a Fund, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and the sub-advisers) to reject any order until acceptance, as set forth below.

Once a Fund has accepted an order, upon the next determination of the NAV of the shares, such Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of a Fund or the sub-advisers, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the sub-advisers make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, the Custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and the sub-advisers shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a "T+3 basis" (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Funds will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage each Fund may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The Funds may use such cash deposit at any time to buy Deposit Securities for the Funds. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Funds and a Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Funds' standard creation transaction fees (as described above):
Fund	Standard Creation Transaction Fee
Fieldstone Merlin Dynamic Large Cap Growth ETF	$500 minimum, $5.00 per domestic security
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	$500 minimum, $5.00 per domestic security
Fieldstone UVA Dividend Growth ETF	$500 minimum, $5.00 per domestic security

Redemption of Creation Units. Shares of the Funds may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units partially for cash. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.

The Funds make available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"), and an amount of cash (the "Cash Amount," as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Funds until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
Each Fund may, in its sole discretion, substitute a "cash in lieu" amount to replace any Fund Security. The Funds also reserve the right to permit or require a "cash in lieu" amount in certain circumstances, including circumstances in which: (i) the delivery of the Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of the Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Funds generally redeem Creation Units partially for cash.
Cash Redemption Method.  Although the Funds do not ordinarily permit partial or full cash redemptions of Creation Units of the Funds, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Funds are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Funds to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Funds' standard redemption transaction fees (as described above):
Fund	Standard Redemption Transaction Fee
Fieldstone Merlin Dynamic Large Cap Growth ETF	$500 minimum, $5.00 per domestic security
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF	$500 minimum, $5.00 per domestic security
Fieldstone UVA Dividend Growth ETF	$500 minimum, $5.00 per domestic security

Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Funds generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a Fund generally will be made within three Business Days (i.e., "T+3"). Each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The chart below  identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, a Fund will make delivery of redemption proceeds within the number of days stated in in the chart below, up to a maximum of 14 days.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset a Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Funds do not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Funds generally will be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Funds, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the chart below, in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage each Fund may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits a Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant's aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. Each Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Funds may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to each such Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
The dates in calendar year 2017 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
Argentina
January 1	April 14	July 9	December 8
February 27	April 16	August 21	December 25
February 28	May 1	October 9
March 24	May 25	October 16
April 2	June 20	November 27
Australia
January 2	April 17	August 17	December 26
January 26	April 25	October 2
April 14	June 12	December 25

Austria
January 1	April 17	December 14	December 26
April 14	May 1	December 25

Bahrain
January 1	June 26	September 11
May 1	June 27	November 30
June 25	September 3	December 17
*The Bahraini market is closed every Friday.
Brazil
January 1	April 21	October 12	December 25
January 25	May 1	November 2	December 29
February 27	June 15	November 15
February 28	July 9	November 20
April 14	September 7	December 24
Canada
January 1	May 22	September 4	December 25
February 19	July 3	October 9	December 26
April 14	August 7	November 13
Chile
April 14	August 15	October 9	December 8
May 1	September 18	October 27	December 25
June 26	September 19	November 1
China
January 2	February 1	May 1	October 3
January 27	February 2	May 29	October 4
January 30	April 3	May 30	October 5
January 31	April 4	October 2	October 6
Columbia
January 1	May 1	July 20	November 13
January 9	May 29	August 7	December 8
March 20	June 19	August 21	December 25
April 13	June 26	October 16
April 14	July 3	November 6
Czech Republic
January 1	May 8	October 28	December 26
April 14	July 5	November 17

April 17	July 6	December 24
May 1	September 28	December 25
Egypt
January 7	April 25	July 1	September 2
January 25	May 1	July 23	September 21
April 16	June 25	August 31	October 6
April 17	June 26	September 1	December 1
*The Egyptian market is closed every Friday.
France
April 14	May 1	December 26
April 17	December 25
Germany
April 14	May 1	October 3	December 25
April 17	June 5	October 31	December 26
Greece
January 6	April 17	August 15
February 27	May 1	December 25
April 14	June 5	December 26
Hong Kong
January 2	April 14	May 30	December 26
January 30	April 17	October 2
January 31	May 1	October 5
April 4	May 3	December 25
Hungary
March 15	May 1	November 1
April 14	June 5	December 25
April 17	October 23	December 26
India
January 25	May 1	October 2
April 14	August 15	December 25
Indonesia
January 2	May 11	June 28	September 21
March 28	May 25	June 29	December 1
April 14	June 1	June 30	December 25
April 24	June 26	August 17	December 26
May 1	June 27	September 1

Israel
March 12	May 2	September 21	September 30
April 11	May 31	September 22	October 5
April 17	August 1	September 29	October 12
*The Israeli market is closed every Friday.
Italy
April 14	May 1	December 25
April 17	August 15	December 26
Japan
January 2	May 3	August 11	November 23
January 3	May 4	September 18
January 9	May 5	October 9
March 20	July 17	November 3
Kuwait
January 1	June 26	September 1	December 1
February 25	June 27	September 2
February 26	June 28	September 3
April 24	August 31	September 21
*The Kuwaiti market is closed every Friday.
Malaysia
January 2	May 1	June 27	December 1
January 27	May 10	August 31	December 25
January 30	May 30	September 1
February 1	June 12	September 21
February 9	June 26	October 18
Mexico
February 2	April 14	November 20
March 30	May 1	December 12
April 13	November 12	December 25
Morocco
January 11	June 26	August 21	September 22
May 1	August 14	September 1	November 6
Netherlands
April 14	May 1	December 26
April 17	December 25

Nigeria
January 2	May 29	September 2	December 26
April 14	June 25	October 2
April 17	June 26	December 1
May 1	September 1	December 25
Norway
April 12	April 17	May 25	December 26
April 13	May 1	June 5
April 14	May 17	December 25
Oman
January 1	June 28	September 2	November 18
April 24	June 29	September 3	December 1
June 26	July 23	September 4
June 27	September 1	September 21
*The Omani market is closed every Friday.
Peru
January 1	May 1	July 29	November 1
April 13	June 29	August 30	December 8
April 14	July 28	October 8	December 25
Philippines
January 1	April 9	May 1	October 31
January 2	April 13	June 12	November 1
January 28	April 14	August 21	November 30
February 25	April 15	August 28	December 25

Poland
January 6	May 1	August 11	December 26
April 14	May 3	November 1
April 17	June 15	December 25
Portugal
April 14	May 1	December 26
April 17	December 25
Qatar
February 14	June 26	August 31	September 2
June 25	June 27	September 1	December 18
*The Qatari market is closed every Friday.

Saudi Arabia
June 26	June 28	September 2	September 23
June 27	September 1	September 3
*The Saudi Arabian market is closed every Friday.
Singapore
January 1	April 14	August 9	December 25
January 2	May 1
South Africa
January 2	April 17	June 16	December 25
March 21	April 27	August 9	December 26
April 14	May 1	September 25
South Korea
January 1	May 1	October 3	December 20
January 27	May 3	October 4	December 25
January 28	May 5	October 5
January 29	June 6	October 6
March 1	August 15	October 9
Spain
April 14	May 1	December 26
April 17	December 25

Switzerland
January 2	May 1	August 1
April 14	May 25	December 25
April 17	June 5	December 26
Thailand
January 2	April 14	July 10	December 11
February 13	May 1	August 14
April 6	May 5	September 23
April 13	May 10	December 5
Tunisia
January 1	April 9	July 25	October 15
January 14	May 1	September 2	December 1
March 20	June 26	September 22
Turkey
January 1	June 24	July 15	September 3
April 23	June 25	August 30	September 4
May 1	June 26	September 1	October 28
United Arab Emirates
January 1	June 26	September 2	November 30
April 24	August 31	September 3	December 2
June 25	September 1	September 21	December 3
*The United Arab Emirates market is closed every Friday.
United Kingdom
January 2	April 17	May 29	December 25
April 14	May 1	August 28	December 26
Uruguay
January 1	April 13	May 22	October 16
January 6	April 14	June 19	November 2
February 27	April 17	July 18	December 25
February 28	May 1	August 25

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2017
Country	Trade Date	Settlement Date	Number of Days to Settle
China	01/24/2017	02/03/2017	10
	01/25/2017	02/06/2017	12
	01/26/2017	02/07/2017	12
	09/27/2017	10/09/2017	12
	09/28/2017	10/10/2017	12
	09/29/2017	10/11/2017	12

Indonesia	06/20/2017	06/29/2017	9
	06/21/2017	06/30/2017	9
	06/22/2017	07/03/2017	11

Japan	04/28/2017	05/08/2017	10
	05/01/2017	05/09/2017	8
	05/02/2017	05/10/2017	8

Oman	06/21/2017	07/02/2017	11
	06/22/2017	07/03/2017	11
	06/25/2017	07/04/2017	9

Qatar	06/20/2017	06/28/2017	8
	06/21/2017	06/219/2017	8
	06/22/2017	07/02/2017	10

South Africa	04/07/2017	04/18/2017	11
	04/10/2017	04/19/2017	9
	04/11/2017	04/20/2017	9
	04/12/2017	04/21/2017	9
	04/13/2017	04/24/2017	11
	04/20/2017	04/28/2017	8
	04/21/2017	05/02/2017	10
	04/24/2017	05/03/2017	9
	04/25/2017	05/04/2017	9
	04/26/2017	05/05/2017	9
	04/28/2017	05/10/2017	10
	06/12/2017	06/20/2017	8
	06/13/2017	06/21/2017	8
	06/14/2017	06/22/2017	8
	06/15/2017	06/23/2017	8
	08/02/2017	08/10/2017	8
	08/03/2017	08/11/2017	8
	08/04/2017	08/14/2017	10
	08/07/2017	08/15/2017	8
	08/08/2017	08/16/2017	8
	09/18/2017	09/26/2017	8
	09/19/2017	09/27/2017	8
	09/20/2017	09/28/2017	8
	09/21/2017	09/29/2017	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	09/22/2017	10/02/2017	10
	12/18/2017	12/27/2017	9
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	01/01/2018	11
	12/22/2017	01/02/2018	11

South Korea	09/29/2017	10/10/2017	11
	10/02/2017	10/11/2017	9

Uruguay	04/10/2017	04/18/2017	8

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES
The following discussion is applicable to all Funds. Each Fund intends to qualify for and has elected or intends to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund's current and accumulated earnings and profits.
Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98.2% of its ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.
Certain of a Fund's investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause a Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect a Fund's status as a RIC. Each Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.
A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

A Fund may gain commodity exposure through investment in exchange traded funds that are treated as RICs or "qualified publicly traded partnerships" or grantor trusts for U.S. federal income tax purposes. An exchange traded fund that seeks to qualify as a RIC may gain commodity exposure through investment in commodity- linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure. Future IRS guidance (or possibly legislation, other regulatory guidance or court decisions) could limit the ability of an exchange traded fund that qualifies as a RIC to gain commodity exposure regardless of whether that exchange traded fund previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by a Fund in "qualified publicly traded partnerships" and grantor trusts that engage in commodity trading must be monitored and limited so as to enable a Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize a Fund's status as a RIC. Loss of such status could materially adversely affect a Fund.
A Fund or some of the REIT in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMIC"s). Under Treasury Regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund's assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Distributions from each Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of each Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.
Dividends declared by each Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.
Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of either 15% or 20%, depending on whether the taxpayer's income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by each Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by each Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.
The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Legislation passed by Congress requires reporting to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts.
If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities ("Foreign Shareholders") that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Foreign Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.
Under an exemption recently made permanent by Congress, the Funds are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by a Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However a Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.
Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain." If a Fund is a "U.S. real property holding corporation" and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a "U.S. real property holding corporation" if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (which includes a RIC if, in general more than 50% of the RIC's assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a Foreign Shareholder that owns more than 5% of a Fund's shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of a Fund's shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Withholding is required (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the applicable withholding agent to determine whether withholding is required.
Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.
FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS
Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.
Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of each Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.
DETERMINATION OF NAV
The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an "Exchange") are valued using information obtained via independent pricing services, generally the closing price on the Exchange on which the security is primarily listed, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund's assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the prior day's price will be used, unless, in accordance with valuation procedures approved by the Board (the "Valuation Procedures"), the portfolio manager determines in good faith that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the portfolio manager determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day's price will be used, unless a Fund determines in good faith that such prior day's price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Over-the-counter ("OTC") derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. In determining the market value of portfolio investments, the Funds may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund's books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund's securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, the Funds will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by the adviser (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of a Fund.
Fair Value. When market quotations are not readily available or are believed in good faith by a sub-adviser to be unreliable, a Fund's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by a sub-adviser in accordance with the Valuation Procedures. A sub-adviser may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if a sub-adviser believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if a sub-adviser determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund's assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day's price, provided that a sub-adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

A sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Trust's Valuation Committee. The Trust's Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund's accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of a sub-adviser, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the Trust's Valuation Committee will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm's-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Trust's Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by the Trust using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund's annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund's inability to obtain a third-party determination of fair market value.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."
General Policies. Dividends from net investment income, if any, are declared and paid either quarterly or annually depending on the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
INDICATIVE INTRA-DAY VALUE
The approximate value of a Fund's investments on a per-Share basis, the Indicative Intra-Day Value ("IIV"), is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a "real-time" update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.
The Exchange calculates the IIV during hours of trading on the Exchange by dividing the "Estimated Fund Value" as of the time of the calculation by the total number of outstanding Shares. "Estimated Fund Value" is the sum of the estimated amount of cash held in a Fund's portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund's portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on a Fund's website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. Although the Funds provide the independent third party calculator with information to calculate the IIV, the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds makes no warranty as to the accuracy of the IIV.

MISCELLANEOUS INFORMATION
Custodian. The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the "Custodian"), 225 Liberty Street, New York, New York 10286, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.
The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.
Transfer Agent. The Bank of New York Mellon ("Transfer Agent"), 225 Liberty Street, New York, New York 10286, is the transfer agent for the Funds (the "Transfer Agent") and also serves as the dividend disbursing agent for the Funds.
Counsel. Holland & Knight LLP is counsel to the Trust.
Independent Registered Public Accounting Firm. BBD, LP, located at 1835 Market St., Philadelphia, PA 19103, serves as each Fund's independent registered public accounting firm. They audit each Fund's financial statements and perform other related audit services.

Fieldstone Merlin Dynamic
Large
Cap Growth ETF

Seed Financial Statement

As of July 12, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Spinnaker ETF Trust
and the Shareholders of Fieldstone Merlin Dynamic Large Cap Growth ETF

We have audited the accompanying Statement of Assets and Liabilities of Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund"), a series of shares of beneficial interest in Spinnaker ETF Trust, as of July 12, 2017. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of July 12, 2017, in conformity with accounting principles generally accepted in the United States of America.

                                    BBD, LLP

Philadelphia, Pennsylvania
July 18, 2017

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Assets and Liabilities

As of July 12, 2017

Assets:
Cash	$100,000
Total Assets	100,000

Liabilities:	$-

Net Assets	$100,000

Net Assets Consist of:
Paid in Capital	100,000
Total Net Assets	$100,000
Shares Outstanding (unlimited authorized shares at no par value)	4,000
Net Asset Value, Redemption Price, and Offering Price Per Share:	$25.00

See accompanying Notes to Financial Statement.

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statement

As of July 12, 2017

Note A - Organization

(1)
Fieldstone Merlin Dynamic Large Cap Growth ETF (the "ETF"), an Exchange-Traded Fund, is a diversified series of the Spinnaker ETF Trust (the "Trust"), a newly organized open-ended management investment company.  The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended.  The ETF's investment objective is to seek long-term capital appreciation.  The ETF has had no operations to date other than those relating to organizational matters, including the issuance of 4,000 shares at $25.00 per share by its initial investor, The Nottingham Company Money Purchase Pension Plan.

The ETF's Sub-Advisor has paid all organizational and offering costs. There shall be no recoupment for the organizational and offering costs of the ETF Sub-Advisor.

Note B - Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the ETF in the preparation of its financial statement.

(2)
As full compensation for the investment advisory services provided to the ETF by OBP Capital, LLC (the "Advisor"), the Advisor receives a monthly fee based on 0.50% of the average daily net assets of the ETF, in accordance with the terms of the Investment Advisory Agreement.

The Sub-Advisor has entered into a contractual Expense Limitation Agreement with the ETF under which it has agreed to waive or reduce its fees and to assume other expenses of the ETF, if necessary in amounts that limit the ETF's total operating expenses (excluding those expenses and othe expenditures which are captialized in accordance with GAAP, acquired fund fees and expenses, other extraordinary expenses no incurred in the ordinary course of the ETF's business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ) to not more than 0.80% of the average daily net assets of the ETF.

The Advisor has also entered into a Sub-Advisory Agreement with the ETF and Merlin Capital, LLC (the "Sub-Advisor"), under which the Advisor has agreed to pay the Sub-Advisor an investment advisory fee equal to an annualized rate of 0.40% of the average daily net assets of the ETF.

There shall be no recoupment of fees waived or reimbursed by the Advisor or Sub-Advisor.

(3)
The ETF has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator assists the ETF in the performance of its administrative responsibilities to the ETF.  As part of compensation for its services, the Administrator receives a fee equal to an annual rate of 0.10% on the first $100 million average net assets of the ETF, 0.08% on the average net assets of the ETF between $100 million to $200 million, and 0.06% on all average net assets of the ETF over $200 million, subject to a minimum monthly fee.

(4)
The ETF has entered into Fund Accounting, Transfer Agent, and Custodian Agreements with The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The Bank of New York Mellon will assist the ETF in the daily calculations of the Net Asset Value ("NAV") of the ETF, the daily fair valuation and pricing of securities, maintaining books and records of the ETF, reconciliations, cash availability, NAV dissemination, and internet-based access to ETF data with customizable reporting.

(5)	Certain Officers of the Trust may also be Officers of the ETF's Advisor and/or Administrator and will not be paid by the ETF or Trust for serving in such capacity.
(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statement - Continued

As of July 12, 2017

(6)
No provision for Federal income taxes is included, as the ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision is made for federal income or excise taxes.

(7)
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

(8)
Under the ETF's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the ETF.  In addition, in the normal course of business, the ETF entered into contracts with its service providers and others that provide for general indemnifications.  The  ETF's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF.  The ETF expects the risk of loss to be remote.

(9)
In accordance with GAAP,  the ETF has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of this financial statement.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

APPENDIX A
Spinnaker ETF Trust Proxy Voting Policies and Procedures
1.	General
The Board of Trustees believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

2.	Delegation to Fund's Investment Advisor
The Board of Trustees believes that the Fund's investment advisor is in the best position to make individual voting decisions for the Fund consistent with this policy. Therefore, subject to the oversight of the Board of Trustees, the Fund's investment advisor is delegated the following duties:

a.	To make the proxy voting decisions for the Fund; and
b.
To assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board of Trustees, including a majority of the Independent Trustees, shall approve the Proxy Voting and Disclosure Policy of the Fund's investment advisor as it relates to the Fund. The Board of Trustees shall also approve any material changes to such policy no later than six (6) months after adoption by the Fund's investment advisor.

3.	Conflicts
In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy set forth in the Proxy Voting and Disclosure Policy of the Fund's investment advisor, provided such specific voting policy was approved by the Board of Trustees, or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee. In addition, provided the Fund's investment advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the advisor with respect to a matter to which the Fund is entitled to vote, a vote by the advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

4.	Other Investment Companies
To the extent the Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund's investment advisor shall vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Fund Disclosure

1.	Disclosure of Fund Policies and Procedures with Respect to Voting Proxies Relating to Portfolio Securities
The Fund shall disclose this policy, or a description of the policy, to its shareholders by including it as an appendix to its Statement of Additional Information on Form N-1A. The Fund will also notify its shareholders in the Fund's shareholder reports that a description of this policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the policy within three business days of receipt of any shareholder request, by first-class mail, or other means designed to ensure equally prompt delivery.

2.	Disclosure of the Fund's Complete Proxy Voting Record
In accordance with Rule 30b1-4 of the Investment Company Act of 1940, the Fund will file Form N-PX with the Securities and Exchange Commission no later than August 31 of each year, even if August 31 falls on a non-business day. The Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

a.	The name of the issuer of the portfolio security;
b.	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
c.	The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
d.	The shareholder meeting date;
e.	A brief identification of the matter voted on;
f.	Whether the matter was proposed by the issuer or by a security holder;
g.	Whether the Fund cast its vote on the matter;
h.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i.	Whether the Fund cast its vote for or against management.
The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the Securities and Exchange Commission.

The Fund shall also include a statement in its annual reports, semi- annual reports, and Statement of Additional Information that information regarding how  the  Fund  voted  proxies  relating  to portfolio securities during the most recent twelve-month period ended June 30 is available (i) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified internet address; and (ii)  on  the  website of the Securities and Exchange Commission. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

a.	A copy of this Policy;
b.	Proxy statements received regarding the Fund's securities;
c.	Records of votes cast on behalf of the Fund; and
d.	A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.
The foregoing records may be kept as part of the records of the Fund's investment advisor.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's investment advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

Proxy Voting Committee

1.	General

The Trust's Proxy Voting Committee shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees as the Board of Trustees may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Fund's investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.

2.	Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board of Trustees may, from time to time, grant or assign to the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board of Trustees may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference, or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.

Other

This policy may be amended, from time to time, as determined by the Board of Trustees.

Advisor/Sub-Advisor Responsibility:  The Advisor and each Sub-Advisor will vote proxies in strict accordance with the Proxy Voting Policy and Procedures.  In the event that the Sub-Advisor does not or cannot vote the proxies appurtenant to the shares of stock of companies held by a fund managed by that Sub-Advisor, the Advisor shall vote said proxy(s) in accordance with its proxy voting policies. The Advisor shall report to the Board on the implementation and administration of the policies and procedures, including proxy votes involving a conflict of interest for the Sub-Advisor/Advisor and deviations from the stated voting guidelines.

OBP Capital Proxy Voting Policies and Procedures
Policy
As a matter of firm policy and practice, OBP provides advisory services only to registered investment companies, and further, employs sub-advisors to manage its clients' portfolios. As OBP does not engage in portfolio management, it believes that the various sub-advisors employed for each client are in the best position to vote proxies in the clients' and shareholders' best interests. All proxy voting responsibility is therefore delegated to the sub-advisor who manages the specific security issuing the proxy.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility
The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
OBP has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations:

●
Terms and conditions defining and/or limiting the scope of OBP's proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

Delegation Procedure:

●	All employees will forward any proxy materials received on behalf of clients to the designated officer;
●	the designated officer will determine which client accounts hold the security to which the proxy relates; and
●	absent material conflicts, the designated officer will forward the proxy materials to the relevant sub-advisor employed to manage the security in question.
Disclosure:
●	OBP's proxy voting practice is provided to the Board of Trustees of any registered investment company the Firm accepts as a client.
Client Requests for Information:

●	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the designated officer; and
●
in response to any request, the designated officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the client's proxy was voted with respect to each proposal about which client inquired.

Conflicts of Interest:

●
OBP will obtain quarterly verification from its sub-advisors via the "Quarterly Proxy Conflict Certification" to identify any conflicts that exist between the interests of the voting sub-advisor and the client to determine if the sub-advisor or any of its employees has any financial, business or personal relationship with the issuer;

●
if a material conflict of interest exists, the designated officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

●	OBP will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping:
The designated officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement:
•	these policies and procedures and any amendments;
•	each proxy statement that OBP receives;

•	a record of each vote that a managed sub-adviser casts;

•
each sub-adviser will be required to complete the "Quarterly Proxy Review Certification (For Sub-Advisers)" on a quarterly basis in order to verify that no other proxy statements were received beyond those already identified by OBP;

•	the Chief Compliance Officer will review, on a quarterly basis, the proxy statements received by OBP or its sub-advisors, and complete the "Quarterly Proxy Review Certification;" and

•	a copy of each written request from a client for information on how such client's proxies were voted, and a copy of any written response.

Merlin Asset Management Proxy Voting Policies and Procedures

PROXY VOTING
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to:

•
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients

•
Maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised

For all clients, including clients which are employee benefit plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), MERLIN shall vote the shares held in such accounts unless it receives written notice from the plan administrator or trustee that such voting rights have been retained by the plan administrator or by a trustee or that such voting rights shall have been delegated to another named fiduciary. MERLIN will request its clients with ERISA accounts to notify their custodians to provide and forward all proxies to MERLIN.

ETFs and Mutual Funds: MERLIN, as a matter of policy and practice, will vote proxies for companies/securities in the ETFs or mutual funds which it advises or sub-advises.

MERLIN may, from time to time, retain one or more proxy consulting or voting service to advise and assist MERLIN in voting proxies and in maintaining records of such voting.

MERLIN has adopted PROXY VOTING POLICIES AND PROCEDURES (see Appendix 1). MERLIN may, from time to time, amend or modify such policies as it deems appropriate and prudent or as required by law or regulation.

Universal Value Advisors Proxy Voting Policies and Procedures
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Separately Managed Accounts:  UVA, as a matter of policy and practice, will neither vote proxies on behalf of advisory clients, nor offer assistance as to proxy matters. The client always retains the proxy voting responsibility. The policy of having no proxy voting responsibility is disclosed to clients in the client agreement.

UVA has adopted various procedures to implement the Firm's policy and reviews to monitor and ensure the Firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•	UVA discloses its policy of not having proxy voting authority in the Client Agreement and in the Firm's ADV II;
•	UVA advisory agreements and custodial applications provide that the Firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority;
•	UVA new client information materials may also indicate that advisory clients retain proxy voting authority.
 Additionally, when any proxy voting material mailed to a client at the Firm's attention:

•	The client is contacted regarding the proxy voting materials and advised of the Firm's policy;
•	The material is forwarded to the client's address on record;
•	The entity producing the materials is contacted and advised of the Firm's proxy voting policy and, with the client's permission, given the client's address.
The Compliance Department has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the Firm does not accept or exercise any proxy voting authority on behalf of Separately Managed Account clients.

ETFs and Mutual Funds:  UVA, as a matter of policy and practice, will vote proxies for companies/securities in the ETFs or mutual funds which it advises or sub-advises.  Such proxies will be voted at the discretion of management.

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